Exhibit 99.1
COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended March 31, 2007
TABLE OF CONTENTS

Press Release	1

Condensed Consolidated Statements of Income	4

Funds From Operations	5

Condensed Consolidated Balance Sheets	6

Key Ratios and Supplemental Information	7

Net Income and Funds From Operations – Supplemental Detail	8

Development Pipeline	21

Portfolio Listing	23

Same Property Information	26

Square Feet Expiring:
Office	27
Retail	28
Industrial	29

Top 25 Largest Tenants	30

Inventory of Land Held for Investment or Future Development	31

Inventory of Residential Lots Under Development	33

Debt Outstanding	35

Reconciliations of Non-GAAP Financial Measures	36

Discussion of Non-GAAP Financial Measures	42
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

News Release
FOR IMMEDIATE RELEASE
CONTACT:

James A. Fleming	Mark A. Russell
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Senior Investment Officer
(404) 407-1150	(404) 407-1390
jimfleming@cousinsproperties.com	markrussell@cousinsproperties.com
Web site address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
QUARTER ENDED MARCH 31, 2007
     ATLANTA (May 7, 2007) – Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the three months ended March 31, 2007. All per share amounts are reported on a diluted basis; basic per share data is included in the Condensed Consolidated Statements of Income accompanying this release.
     Funds from Operations to Common Stockholders (“FFO”) was $24.5 million, or $0.46 per share, for the first quarter of 2007 compared with FFO of $19.1 million, or $0.37 per share, for the first quarter of 2006. Net Income Available to Common Stockholders (“Net Income Available”) was $14.4 million, or $0.27 per share, for the first quarter of 2007 compared with Net Income Available of $8.4 million, or $0.16 per share, for the first quarter of 2006.
First quarter highlights of the Company included the following:
•	Sold five ground leased outparcels at the Company’s North Point property for an aggregate price of $10.1 million. The $8.2 million aggregate gain on the sale of these outparcels was included in the Company’s calculation of FFO, as these properties had not previously been depreciated.

•	Sold 41 acres of land adjacent to The Avenue Carriage Crossing in metropolitan Nashville, Tennessee for $11.7 million generating FFO of $4.4 million.

•	Purchased 109 acres of land for $36.2 million and commenced construction of the first phase of The Avenue Forsyth, a 527,000 square foot lifestyle center in north metropolitan Atlanta, Georgia.
191 Peachtcee Street NE  •  Suite 3600  •  Atlanta, Georgia 30303-1740  •  404/407-1000  •  FAX 404/407-1002
-MORE-

CUZ Reports First Quarter Results

May 7, 2007
•	Commenced construction of 10 Terminus Place, a 32-story, 142-unit condominium tower in the Buckhead district of Atlanta.
     At March 31, 2007, the Company’s portfolio of operational office buildings was 86% leased, its portfolio of operational retail centers was 93% leased and its operational industrial building was 100% leased.
     At March 31, 2007, the Company and its joint ventures had ten retail, office and industrial projects under development and redevelopment totaling 5.6 million Company-owned square feet, and two condominium projects under development containing a total of 671 units. The Company estimates the total cost of these projects will be approximately $1.2 billion and expects completion of these projects throughout the next four years. In addition, the Company and its joint ventures had 24 residential communities under development in which approximately 10,960 lots are available for future development or sale.
     “The first four months of 2007 have been momentous with our construction starts at The Avenue Forsyth and 10 Terminus Place, along with our corporate headquarters move back to downtown Atlanta,” said Tom Bell, Chairman and CEO of Cousins. “We’ve also started moving in the first tenants at Terminus 100, begun site work for Terminus 200 and are pursuing substantial office users at several of our projects including One Ninety One Peachtree Tower. While our residential business is still troubled with declining lot sales, our other businesses are performing quite well.”
     The Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income Available to FFO, are attached to this press release. More detailed information on Net Income Available and FFO results is included in the “Net Income and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s Web site at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1390.
     The Company will conduct a conference call at 10:00 a.m. (Eastern Time) on Tuesday, May 8, 2007, to discuss the results of the quarter ended March 31, 2007. The number to call for this interactive teleconference is (913) 981-4902. A replay of the conference call will be available for 14 days by dialing (719) 457-0820 and entering the passcode 1523543. The Company will also provide an online Web simulcast and rebroadcast of its first quarter 2007 earnings release conference call. The live broadcast will be available through the “Q1 2007 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page of the Company’s Web site, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s Web site for 14 days.
-MORE-

CUZ Reports First Quarter Results

May 7, 2007
     Cousins Properties Incorporated, headquartered in Atlanta, has extensive experience in the real estate industry including the development, acquisition, financing, management and leasing of properties. The property types that Cousins actively invests in include office, multi-family, retail, industrial and land development projects. The Company’s portfolio consists of interests in 7.2 million square feet of office space, 4.7 million square feet of retail space, 2.0 million square feet of industrial space, two for-sale multi-family projects under development containing 671 units, 24 residential communities under development, over 9,000 acres of strategically located land tracts, and significant land holdings for development of single-family residential communities. The Company also provides leasing and management services to third-party investors; its client-services portfolio comprises 14.5 million square feet of office and retail space. The Company is a fully integrated equity real estate investment trust (REIT) that has been public since 1962 and trades on the New York Stock Exchange under the symbol “CUZ.” For more information on the Company, please visit its Web site at www.cousinsproperties.com.
     Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2007	2006
REVENUES:
Rental property revenues	$24,437	$22,759
Fee income	8,066	8,381
Multi-family residential unit sales	—	6,579
Residential lot and outparcel sales	1,426	4,505
Interest and other	3,679	2,662

	37,608	44,886

COSTS AND EXPENSES:
Rental property operating expenses	10,222	8,566
General and administrative expenses	14,690	13,576
Depreciation and amortization	9,520	8,156
Multi-family residential unit cost of sales	—	5,358
Residential lot and outparcel cost of sales	1,208	3,203
Interest expense	—	3,613
Other	360	454

	36,000	42,926

INCOME FROM CONTINUING OPERATIONS BEFORE TAXES, MINORITY INTEREST AND INCOME FROM UNCONSOLIDATED JOINT VENTURES	1,608	1,960

BENEFIT (PROVISION) FOR INCOME TAXES FROM OPERATIONS	1,027	(2,370)

MINORITY INTEREST IN INCOME OF CONSOLIDATED SUBSIDIARIES	(862)	(1,078)

INCOME FROM UNCONSOLIDATED JOINT VENTURES	3,708	12,123

INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	5,481	10,635

GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	4,440	805

INCOME FROM CONTINUING OPERATIONS	9,921	11,440

DISCONTINUED OPERATIONS, NET OF APPLICABLE INCOME TAX PROVISION:
Income from discontinued operations	135	577
Gain on sale of investment properties	8,164	191

	8,299	768

NET INCOME	18,220	12,208

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,813)	(3,813)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$14,407	$8,395

PER SHARE INFORMATION — BASIC:
Income from continuing operations	$0.12	$0.15
Income from discontinued operations	0.16	0.02

Basic net income available to common stockholders	$0.28	$0.17

PER SHARE INFORMATION — DILUTED:
Income from continuing operations	$0.11	$0.15
Income from discontinued operations	0.16	0.01

Diluted net income available to common stockholders	$0.27	$0.16

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.37	$0.37

WEIGHTED AVERAGE SHARES	51,719	50,289

DILUTED WEIGHTED AVERAGE SHARES	53,596	52,002

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
(Unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2007	2006
Net Income Available to Common Stockholders	$14,407	$8,395
Depreciation and amortization:
Consolidated properties	9,520	8,156
Discontinued properties	—	2,667
Share of unconsolidated joint ventures	1,081	2,062
Depreciation of furniture, fixtures and equipment and amortization of specifically identifiable intangible assets:
Consolidated properties	(501)	(821)
Share of unconsolidated joint ventures	—	(4)
(Gain) loss on sale of investment properties, net of applicable income tax provision:
Consolidated	(4,440)	(805)
Discontinued properties	(8,164)	(191)
Share of unconsolidated joint ventures	44	(1,053)
Gain on sale of undepreciated investment properties	12,540	740

Funds From Operations Available to Common Stockholders	$24,487	$19,146

Per Common Share — Basic:
Net Income Available	$.28	$.17

Funds From Operations	$.47	$.38

Weighted Average Shares-Basic	51,719	50,289

Per Common Share — Diluted:
Net Income Available	$.27	$.16

Funds From Operations	$.46	$.37

Weighted Average Shares-Diluted	53,596	52,002

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income Available to Common Stockholders (“Net Income Available”) for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based in part on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share and per share amounts)

	March 31,	December 31,
	2007	2006
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $124,651 and $115,723 in 2007 and 2006, respectively	$556,051	$472,375
Operating properties held-for-sale	—	1,470
Land held for investment or future development	98,472	101,390
Projects under development	297,191	300,382
Residential lots under development	29,905	27,624

Total properties	981,619	903,241

CASH AND CASH EQUIVALENTS	8,641	11,538
RESTRICTED CASH	2,937	2,824
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $631 and $501 in 2007 and 2006, respectively	32,187	32,138
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	186,228	181,918
OTHER ASSETS	58,949	65,094

TOTAL ASSETS	$1,270,561	$1,196,753

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$367,681	$315,149
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	60,294	55,538
DEFERRED GAIN	166,694	154,104
DEPOSITS AND DEFERRED INCOME	2,348	2,062

TOTAL LIABILITIES	597,017	526,853

MINORITY INTERESTS	46,127	43,985

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
Common stock, $1 par value, 150,000,000 shares authorized, 54,709,961 and 54,439,310 shares issued in 2007 and 2006, respectively	54,710	54,439
Additional paid-in capital	342,991	336,974
Treasury stock at cost, 2,691,582 shares	(64,894)	(64,894)
Cumulative undistributed net income	94,610	99,396

TOTAL STOCKHOLDERS’ INVESTMENT	627,417	625,915

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,270,561	$1,196,753

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(in thousands, except per share amounts, percentages and ratios)

		2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st

	NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	238,803	399,742	34,491	8,395	(3,483)	174,455	38,074	217,441	14,407

	FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”), EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT (4)	124,965	109,483	73,746	19,146	13,913	13,853	27,557	74,469	24,487

	BASIC WEIGHTED AVERAGE COMMON SHARES	48,313	49,005	49,989	50,289	50,385	50,630	51,306	50,655	51,719
	DILUTED WEIGHTED AVERAGE COMMON SHARES	49,415	51,016	51,747	52,002	52,031	52,428	53,286	52,513	53,596

	NET INCOME (LOSS) PER COMMON SHARE — BASIC	4.94	8.16	0.69	0.17	(0.07)	3.45	0.74	4.29	0.28
	NET INCOME (LOSS) PER COMMON SHARE — DILUTED	4.83	7.84	0.67	0.16	(0.07)	3.33	0.72	4.14	0.27

	FFO PER COMMON SHARE — BASIC (4)	2.59	2.23	1.48	0.38	0.28	0.27	0.54	1.47	0.47
	FFO PER COMMON SHARE — DILUTED (4)	2.53	2.15	1.43	0.37	0.27	0.26	0.52	1.42	0.46

(H)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	14,507	19,258	9,439	3,158	5,120	3,907	1,236	13,421	6,897

	REGULAR COMMON DIVIDENDS	71,694	72,869	74,649	18,760	18,788	18,839	19,108	75,495	19,136
	SPECIAL COMMON DIVIDEND	100,544	356,493	—	—	—	—	175,470	175,470	—
	REGULAR COMMON DIVIDENDS PER SHARE	1.48	1.48	1.48	0.37	0.37	0.37	0.37	1.48	0.37
	SPECIAL COMMON DIVIDEND PER SHARE	2.07	7.15	—	—	—	—	3.40	3.40	—

	COMMON STOCK PRICE AT PERIOD END	30.60	30.27	28.30	33.43	30.93	34.21	35.27	35.27	32.86
	NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	48,835	50,092	50,665	50,732	50,873	51,518	51,748	51,748	52,018

	PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	27.25	26.15	25.75	25.54	24.96	25.85	25.90	25.90	25.64

	NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000

	PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	—	25.00	25.40	25.38	25.00	25.42	25.53	25.53	25.82
	NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	—	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000

	COMMON EQUITY MARKET CAPITALIZATION	1,494,351	1,516,285	1,433,820	1,695,971	1,573,502	1,762,431	1,825,152	1,825,152	1,709,311
	PREFERRED EQUITY MARKET CAPITALIZATION	109,000	204,600	204,600	203,680	199,840	205,080	205,720	205,720	205,840
(A)	ADJUSTED DEBT (1)	697,050	350,346	514,560	597,460	470,662	350,780	376,516	376,516	436,009

	TOTAL MARKET CAPITALIZATION	2,300,401	2,071,231	2,152,980	2,497,111	2,244,004	2,318,291	2,407,388	2,407,388	2,351,160

	ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	30%	17%	24%	24%	21%	15%	16%	16%	19%

(A)	RECOURSE DEBT (1)	20,697	50,238	196,824	279,577	174,552	197,095	226,855	226,855	282,264

	RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	1%	2%	9%	11%	8%	9%	9%	9%	12%

	COMMON EQUITY MARKET CAPITALIZATION	1,494,351	1,516,285	1,433,820	1,695,971	1,573,502	1,762,431	1,825,152	1,825,152	1,709,311
	PREFERRED EQUITY MARKET CAPITALIZATION	109,000	204,600	204,600	203,680	199,840	205,080	205,720	205,720	205,840
(A)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	783,638	438,050	615,645	698,263	574,844	454,661	487,234	487,234	549,934

	TOTAL MARKET CAPITALIZATION	2,386,989	2,158,935	2,254,065	2,597,914	2,348,186	2,422,172	2,518,106	2,518,106	2,465,085

	TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	33%	20%	27%	27%	24%	19%	19%	19%	22%

(B)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	45,774	31,656	11,908	4,448	5,581	3,703	921	14,653	714
	FFO BEFORE INTEREST	170,739	141,139	85,654	23,594	19,494	17,556	28,478	89,122	25,201
	INTEREST EXPENSE COVERAGE RATIO	3.73	4.46	7.19	5.30	3.49	4.74	30.92	6.08	35.30

(C)	FIXED CHARGES (excluding preferred dividends)(1)	59,580	43,854	20,505	7,444	8,130	5,926	2,589	24,089	3,000
	FFO PLUS FIXED CHARGES (excluding preferred dividends)	171,338	131,854	86,337	23,773	19,672	17,686	28,506	89,637	25,229
	FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	2.88	3.22	4.21	3.19	2.42	2.98	11.01	3.72	8.41

(C)	FIXED CHARGES (including preferred dividends)(1)	62,938	51,896	35,755	11,257	11,942	9,738	6,402	39,339	6,813
	FFO PLUS FIXED CHARGES (including preferred dividends)	174,696	139,896	101,587	27,586	23,484	21,498	32,319	104,887	29,042
	FIXED CHARGE COVERAGE RATIO (including preferred dividends)	2.78	2.87	2.84	2.45	1.97	2.21	5.05	2.67	4.26

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st

	CONSOLIDATED ENTITY FFO AND NET INCOME:

(D)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
	OFFICE:
	3100 WINDY HILL RD	2,988	2,974	2,944	722	733	717	504	2,676	(256)
	3301 WINDY RIDGE PARKWAY	1,555	1,659	1,693	247	26	80	97	450	102
	100 NORTH POINT CENTER EAST	73	1,010	1,020	221	276	253	285	1,035	309
	200 NORTH POINT CENTER EAST	23	417	363	233	192	212	202	839	322
	333 NORTH POINT CENTER EAST	1,398	1,036	1,395	321	269	304	289	1,183	320
	555 NORTH POINT CENTER EAST	1,541	945	1,506	401	458	451	461	1,771	466
	615 PEACHTREE STREET	1,919	1,395	757	20	74	(53)	(69)	(28)	(12)
	LAKESHORE PARK PLAZA	1,231	1,459	722	200	209	219	294	922	388
	INFORUM	13,843	12,808	11,376	2,936	2,887	2,844	3,107	11,774	2,678
	600 UNIVERSITY PARK PLACE	1,871	1,797	1,701	355	250	257	245	1,107	324
	THE POINTS AT WATERVIEW	1,778	1,949	1,872	584	530	521	489	2,124	508
	ONE GEORGIA CENTER	2,913	1,369	(1,361)	35	(9)	(174)	(71)	(219)	140
	GALLERIA 75	0	899	1,036	281	240	200	176	897	181
	SONO RENAISSANCE	0	38	270	66	66	60	31	223	43
	ATHEROGENICS	1,181	1,222	1,241	313	316	317	317	1,263	319
	INHIBITEX	0	0	666	228	229	230	230	917	230
	MERIDIAN MARK PLAZA	4,153	4,224	4,487	1,128	1,147	1,110	1,090	4,475	1,135
	COSMOPOLITAN CENTER	0	0	0	0	0	43	(30)	13	52
	191 PEACHTREE	0	0	0	0	0	402	1,562	1,964	2,199

	SUBTOTAL	36,467	35,201	31,688	8,291	7,893	7,993	9,209	33,386	9,448

	RETAIL:
	THE AVENUE EAST COBB	5,424	5,635	5,715	1,502	1,580	(23)	(5)	3,054	(2)
	THE AVENUE PEACHTREE CITY	3,029	3,430	3,673	933	885	(3)	0	1,815	0
	THE AVENUE WEST COBB	655	3,925	4,361	1,148	1,072	5	(30)	2,195	(7)
	AVENUE VIERA	0	189	2,726	713	1,047	(6)	(13)	1,741	(16)
	VIERA MARKET CENTER	0	0	148	152	121	(10)	0	263	(6)
	THE AVENUE CARRIAGE CROSSING	0	0	743	1,212	1,413	1,553	1,657	5,835	1,775
	SAN JOSE MARKETCENTER	0	0	0	220	1,006	1,223	1,397	3,846	1,422
	THE AVENUE WEBB GIN	0	0	0	0	0	616	1,037	1,653	1,276

	SUBTOTAL	9,108	13,179	17,366	5,880	7,124	3,355	4,043	20,402	4,442

	INDUSTRIAL:
	KING MILL	0	0	0	0	(1)	217	189	405	306
	LAKESIDE 20	0	0	0	0	0	0	0	0	31

	SUBTOTAL	0	0	0	0	(1)	217	189	405	337

	OTHER RENTAL OPERATIONS:
	OTHER	0	(1)	(6)	22	0	(34)	20	8	(12)

	SUBTOTAL	0	(1)	(6)	22	0	(34)	20	8	(12)

	PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	15,359	7,615	2	0	0	0	0	0	0

	TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	60,934	55,994	49,050	14,193	15,017	11,531	13,461	54,202	14,215

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st

(E)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
	GA 400 LAND LEASES	1,399	1,463	1,432	395	372	365	405	1,537	123
	FROST BANK TOWER	0	3,486	5,123	1,578	1,527	1,505	(62)	4,548	1
	THE AVENUE OF THE PENINSULA	4,572	4,213	4,446	1,253	1,890	1,095	876	5,114	11
	OTHER	52,641	15,760	718	19	17	5	0	41	0

	TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	58,612	24,922	11,719	3,245	3,806	2,970	1,219	11,240	135

	RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO:

(G)	OUTPARCEL SALES NET OF COST OF SALES — WHOLLY OWNED (1)	120	471	1,367	0	62	798	796	1,656	0

(G)	TRACT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	7,270	29,627	15,483	740	(5)	179	1,567	2,481	4,355
(G)	TRACT SALES NET OF COST OF SALES — JOINT VENTURES (1)	472	2,198	3,390	4,164	294	59	2,158	6,675	0

	TOTAL TRACT & OUTPARCEL SALES NET OF COS	7,742	31,825	18,873	4,904	289	238	3,725	9,156	4,355

(G)	OTHER INVESTMENT PROPERTY NET OF COST OF SALES — WHOLLY OWNED (1)	0	0	0	0	0	0	11,867	11,867	8,185

	TOTAL OTHER INVESTMENT PROPERTY SALES NET OF COS	0	0	0	0	0	0	11,867	11,867	8,185

(G)	LOT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	2,803	4,222	4,162	1,302	769	349	457	2,877	218
(G)	LOT SALES NET OF COST OF SALES — JOINT VENTURES (1)	3,428	6,993	10,479	2,089	2,074	1,558	2,496	8,217	406

	TOTAL LOT SALES NET OF COS	6,231	11,215	14,641	3,391	2,843	1,907	2,953	11,094	624

(G)	INTEREST — JOINT VENTURE (1)	0	(135)	(152)	(175)	(37)	(36)	(36)	(284)	(35)
(G)	OTHER — JOINT VENTURE (1)	(156)	(226)	(590)	(176)	5	(34)	(176)	(381)	(141)

	TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO	13,937	43,150	34,139	7,944	3,162	2,873	19,129	33,108	12,988

	MULTI-FAMILY FFO:

(J)	MULTI-FAMILY SALES NET OF COST OF SALES — CONSOLIDATED (1)	0	0	1,828	1,221	2,759	(320)	71	3,731	0
(J)	MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES (1)	0	0	7,182	1,797	2,629	2,986	2,931	10,343	2,424

	TOTAL MULTI-FAMILY FFO	0	0	9,010	3,018	5,388	2,666	3,002	14,074	2,424

	DEVELOPMENT INCOME	2,870	3,310	3,056	1,752	825	772	1,236	4,585	574

	MANAGEMENT FEES	19,140	21,931	24,058	5,742	5,542	5,942	7,211	24,437	6,354

	LEASING & OTHER FEES	6,991	4,463	8,084	887	1,388	607	3,561	6,443	1,138

	TERMINATION FEES	1,810	2,132	545	2,699	36	196	0	2,931	3,557

	INTEREST INCOME & OTHER	3,940	2,528	1,886	(38)	55	183	542	742	122

	GENERAL & ADMINISTRATIVE EXPENSES:

	GENERAL & ADMINISTRATIVE EXPENSES	(29,464)	(33,515)	(39,190)	(9,336)	(9,342)	(8,479)	(12,355)	(39,512)	(10,401)
	THIRD PARTY MANAGEMENT DIRECT OPERATING EXPENSES	(10,763)	(13,414)	(16,628)	(4,239)	(4,134)	(4,506)	(6,201)	(19,080)	(4,289)

	TOTAL GENERAL & ADMINISTRATIVE EXPENSES	(40,227)	(46,929)	(55,818)	(13,575)	(13,476)	(12,985)	(18,556)	(58,592)	(14,690)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st

	INTEREST EXPENSE CONSOLIDATED:
	CREDIT FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	0	(781)	(3,494)	(2,680)	(1,797)	(8,752)	(2,732)
	TERMINUS CONSTRUCTION FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	0	(118)	(664)	(836)	(980)	(2,598)	(1,072)
	333 & 555 NORTH POINT CENTER DEBT - 7%	(2,246)	(2,207)	(2,165)	(534)	(532)	(529)	(526)	(2,121)	(523)
	MERIDIAN MARK PLAZA DEBT - 8.27%	(2,074)	(2,048)	(2,021)	(501)	(498)	(498)	(494)	(1,991)	(493)
	650 MASS AVE DEBT - 6.53%	0	0	0				0	0
	600 UNIVERSITY PARK DEBT - 7.38%	(1,032)	(1,020)	(1,009)	(250)	(249)	(248)	(248)	(995)	(247)
	100 NORTH POINT CENTER EAST DEBT - 7.86%	(79)	(932)	(932)	(230)	(232)	(235)	(235)	(932)	(231)
	200 NORTH POINT CENTER EAST DEBT - 7.86%	(70)	(826)	(826)	(204)	(206)	(208)	(208)	(826)	(205)
	LAKESHORE PARK PLAZA DEBT - 6.78%	(682)	(666)	(648)	(160)	(158)	(157)	(156)	(631)	(155)
	905 JUNIPER DEBT	0	0	(155)	(194)	(157)	0	0	(351)	0
	KING MILL DEBT	0	0	(34)	(44)	(52)	(92)	(105)	(293)	(109)
	JEFFERSON MILL DEBT	0	0	0	0	0	(1)	(22)	(23)	(40)
	WATERVIEW DEBT - 5.66%	0	0	(11)	(265)	(264)	(261)	(261)	(1,051)	(284)
	CEDAR GROVE LAKES DEBT - 8%	0	0	0	0			0	0	0
	CALLAWAY GARDENS DEBT - 6%	0	0	0	0			0	0	0
	BANK OF AMERICA PLAZA FINANCING - 6.9575%	(10,718)	(10,406)	(10,197)	(2,485)	(2,501)	(2,461)	0	(7,447)	0
	THE AVENUE EAST COBB DEBT - 8.39%	(3,220)	(3,188)	(3,153)	(782)	(764)	0	0	(1,546)	0
	CREDIT FACILITY — FLOATING @ LIBOR + .90% to 1.50%	0	(764)	(3,979)	(2,103)	0	0	0	(2,103)	0
	OTHER	(12,138)	(6,594)	(1,157)	(4)	(3)	(2)	(3)	(12)	0
	CAPITALIZED	9,683	14,028	17,193	5,041	4,894	5,583	5,035	20,553	6,091

	TOTAL INTEREST EXPENSE CONSOLIDATED	(22,576)	(14,623)	(9,094)	(3,614)	(4,880)	(2,625)	0	(11,119)	0

	OTHER EXPENSES — CONTINUING OPERATIONS:
	PROPERTY TAXES	(768)	(664)	(754)	(189)	(170)	(203)	38	(524)	(187)
	MINORITY INTEREST EXPENSE	(1,613)	(1,417)	(3,037)	(1,078)	(1,313)	(899)	(840)	(4,130)	(862)
	PREDEVELOPMENT & OTHER	(1,677)	(1,284)	(568)	(265)	(311)	(212)	(1,499)	(2,287)	(173)

	TOTAL OTHER EXPENSES	(4,058)	(3,365)	(4,359)	(1,532)	(1,794)	(1,314)	(2,301)	(6,941)	(1,222)

(E)	OTHER EXPENSES — DISCONTINUED OPERATIONS:
	INTEREST EXPENSE	(9,459)	(5,870)	0	0	0	0	0	0	0
	MINORITY INTEREST EXPENSE	(624)	0	0	0	0	0	0	0	0

	TOTAL OTHER EXPENSES — DISCONTINUED OPERATIONS	(10,083)	(5,870)	0	0	0	0	0	0	0

	INCOME TAX (PROVISION)/BENEFIT:
	CONTINUING OPERATIONS	(2,596)	(2,744)	(7,756)	(2,370)	(1,924)	(7)	108	(4,193)	1,027
(E)	DISCONTINUED OPERATIONS (1)	0	0	(126)	0	(2)	0	0	(2)	0

	TOTAL INCOME TAX (PROVISION)/BENEFIT	(2,596)	(2,744)	(7,882)	(2,370)	(1,926)	(7)	108	(4,195)	1,027

	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(I)	CONSOLIDATED	(2,511)	(2,652)	(2,951)	(821)	(868)	(702)	(520)	(2,911)	(501)

	TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,511)	(2,652)	(2,951)	(821)	(868)	(702)	(520)	(2,911)	(501)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st

(F)	JOINT VENTURE FFO (EXCLUDING TEMCO, CL REALTY, 905 JUNIPER, 50 BISCAYNE, HANDY ROAD & VERDE) (1):
	WILDWOOD ASSOCIATES	10,051	4,897	(84)	(24)	(17)	(29)	(18)	(88)	(19)
	CP VENTURE TWO LLC	2,080	2,070	1,722	423	458	432	412	1,725	436
	CP VENTURE FIVE LLC	0	0	0	0	49	2,332	1,468	3,849	609
	TEN PEACHTREE PLACE ASSOCIATES	1,539	1,533	1,506	385	397	344	307	1,433	296
	CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	15,789	15,281	14,918	3,708	3,756	3,668	160	11,292	18
	CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	3,412	2,465	3	0	0	0	(23)	(23)	(1)
	CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	1,208	1,208	1,191	302	302	302	302	1,208	302
	CRAWFORD LONG — CPI, LLC	1,685	1,447	1,865	486	501	518	502	2,007	515
	285 VENTURE, LLC (1155 PERIMETER CENTER WEST)	3,102	3,492	524	1	1	0	0	2	(2)
	COUSINS LORET VENTURE, L.L.C.	3,242	2,064	(12)	0	0	0	0	0	0
	CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	1,203	(301)	(17)	0	(1)	0	0	(1)	0
	BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)	365	407	423	58	4	(9)	(2)	51	0
	WILDWOOD ASSOCIATES — IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(551)	0	0	0	0	0	0	0	0
	CP VENTURE TWO LLC — IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(985)	(209)	0	0	0	0	0	0	0
	OTHER	0	924	5,514	90	0	0	170	260	25

	TOTAL SHARE OF JOINT VENTURE FFO	42,140	35,278	27,553	5,429	5,450	7,558	3,278	21,715	2,179

	PREFERRED STOCK DIVIDENDS	(3,358)	(8,042)	(15,250)	(3,813)	(3,812)	(3,812)	(3,813)	(15,250)	(3,813)

	FFO AVAILABLE TO COMMON STOCKHOLDERS, EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT (4)	124,965	109,483	73,746	19,146	13,913	13,853	27,557	74,469	24,487

	LOSS ON EXTINGUISHMENT OF DEBT	0	(605)	0	0	(2,764)	(15,443)	0	(18,207)	0

	FFO AVAILABLE TO COMMON STOCKHOLDERS, AS DEFINED	124,965	108,878	73,746	19,146	11,149	(1,590)	27,557	56,262	24,487

	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
	CONTINUING OPERATIONS	100,558	118,056	15,733	805	61	244	1,902	3,012	4,440
(G)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(7,270)	(29,627)	(15,483)	(740)	5	(179)	(13,434)	(14,348)	(12,540)
	DISCONTINUED OPERATIONS	93,459	81,927	1,037	191	135	54,068	32,101	86,495	8,164
	SHARE OF UNCONSOLIDATED JOINT VENTURES	0	176,265	1,935	1,053	1	133,192	1,372	135,618	(44)

	TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	186,747	346,621	3,222	1,309	202	187,325	21,941	210,777	20

	DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
(I)	CONSOLIDATED	(31,088)	(27,463)	(24,338)	(7,335)	(6,893)	(6,125)	(9,151)	(29,504)	(9,019)
(E,I)	DISCONTINUED OPERATIONS	(20,556)	(12,414)	(9,297)	(2,667)	(5,929)	(2,227)	(452)	(11,275)	0
(G,I)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(21,265)	(15,880)	(8,842)	(2,058)	(2,012)	(2,928)	(1,821)	(8,819)	(1,081)

	TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(72,909)	(55,757)	(42,477)	(12,060)	(14,834)	(11,280)	(11,424)	(49,598)	(10,100)

	NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	238,803	399,742	34,491	8,395	(3,483)	174,455	38,074	217,441	14,407

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st

WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY	8,462	7,130	9	0	0	0	0	0	0
2500 WINDY RIDGE PARKWAY	4,673	3,164	3	0	0	0	0	0	0
3200 WINDY HILL ROAD (WILDWOOD PLAZA)	13,181	8,861	4	0	0	0	0	0	0
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)	3,851	2,764	2	0	0	0	0	0	0
4200 WILDWOOD PARKWAY (GE)	4,690	3,434	23	0	0	0	0	0	0
BANK/RESTAURANT GROUND LEASES	1,287	1,041	(3)	0	0	0	0	0	0

	36,144	26,394	38	0	0	0	0	0	0

INTEREST EXPENSE:
2300 DEBT - 7.56%	(4,359)	(3,382)	0	0	0	0	0	0	0
2500 DEBT - 7.45%	(1,571)	(1,105)	0	0	0	0	0	0	0
3200 DEBT - 8.23%	(5,218)	(4,056)	0	0	0	0	0	0	0
4100/4300 DEBT - 7.65%	(2,030)	(1,413)	0	0	0	0	0	0	0
4200 DEBT - 6.78%	(2,737)	(1,898)	0	0	0	0	0	0	0

	(15,915)	(11,854)	0	0	0	0	0	0	0

MARK-TO-MARKET DEBT ADJUSTMENT	0	(3,843)	0	0	0	0			0
OTHER, NET	478	(265)	(205)	(47)	(34)	(57)	(35)	(173)	(39)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(45)	(30)	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(1,101)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	19,561	10,402	(167)	(47)	(34)	(57)	(35)	(173)	(39)

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,364)	(6,398)	(36)	(8)	(8)	(9)	(9)	(34)	(9)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	200,835	0	0	0	0	22	22	0

NET INCOME (LOSS)	10,197	204,839	(203)	(55)	(42)	(66)	(22)	(185)	(48)

COUSINS’ SHARE OF WILDWOOD ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	17,796	12,895	19	0	0	0	0	0	0
INTEREST EXPENSE	(7,960)	(5,928)	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	(1,922)	0	0	0	0	0	0	0
OTHER, NET	238	(133)	(103)	(24)	(17)	(29)	(18)	(88)	(19)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(23)	(15)	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(551)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	9,500	4,897	(84)	(24)	(17)	(29)	(18)	(88)	(19)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,682)	(3,191)	(18)	(4)	(4)	(5)	(5)	(18)	(5)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	99,360	0	0	0	0	12	12	0

NET INCOME (LOSS)	4,818	101,066	(102)	(28)	(21)	(34)	(11)	(94)	(24)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st

CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
FIRST UNION TOWER	2,944	2,659	17	0	0	0	0	0	0
GRANDVIEW II	2,359	2,400	1,210	417	432	448	86	1,383	2
100 NORTH POINT CENTER EAST	1,239	7	15	0	0	0	0	0	0
200 NORTH POINT CENTER EAST	484	13	17	0	0	0	0	0	0
PRESBYTERIAN MEDICAL PLAZA	938	966	973	248	233	246	247	974	256

SUBTOTAL OFFICE	7,964	6,045	2,232	665	665	694	333	2,357	258

RETAIL:
NORTH POINT MARKETCENTER	5,156	5,142	5,613	1,373	1,263	1,429	1,466	5,531	1,499
MANSELL CROSSING II	1,190	1,227	1,234	329	338	320	327	1,314	330
GREENBRIER MARKETCENTER	4,519	4,513	4,480	1,165	1,215	1,167	1,103	4,650	1,242
LOS ALTOS MARKETCENTER	2,976	3,101	2,960	755	781	734	731	3,001	860

SUBTOTAL RETAIL	13,841	13,983	14,287	3,622	3,597	3,650	3,627	14,496	3,931

TOTAL REVENUES LESS OPERATING EXPENSES	21,805	20,028	16,519	4,287	4,262	4,344	3,960	16,853	4,189

OTHER, NET	(71)	(71)	(144)	(88)	(11)	1	(60)	(158)	10

INTEREST EXPENSE:
NORTH POINT MARKETCENTER - 8.50%	(2,216)	(2,159)	(2,088)	(511)	(507)	(507)	(484)	(2,009)	0
100 & 200 NORTH POINT CENTER EAST - 7.86%	(1,628)	0	0	0	0	0	0	0	0

TOTAL INTEREST EXPENSE	(3,844)	(2,159)	(2,088)	(511)	(507)	(507)	(484)	(2,009)	0

IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(8,567)	(1,535)	60	0	0	0	0	0	0

FUNDS FROM OPERATIONS	9,323	16,263	14,347	3,688	3,744	3,838	3,416	14,686	4,199

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,727)	(7,417)	(5,798)	(1,775)	(1,467)	(1,442)	(1,141)	(5,825)	(1,177)

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	6,402	6,402	0

NET INCOME (LOSS)	(404)	8,846	8,549	1,913	2,277	2,396	8,677	15,263	3,022

COUSINS’ SHARE OF CP VENTURE TWO (2):	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	10.60%	10.60%	10.60%

REVENUES LESS OPERATING EXPENSES	2,530	2,318	1,979	492	517	490	477	1,976	435
INTEREST EXPENSE	(442)	(248)	(240)	(59)	(58)	(58)	(56)	(231)	0
OTHER, NET	(8)	0	(17)	(10)	(1)	0	(9)	(20)	1
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(985)	(209)	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,095	1,861	1,722	423	458	432	412	1,725	436
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,119)	(852)	(667)	(204)	(169)	(166)	(131)	(670)	(123)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	736	736	0

NET INCOME (LOSS)	(24)	1,009	1,055	219	289	266	1,017	1,791	313

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st

CP VENTURE FIVE, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):

THE AVENUE EAST COBB	0	0	0	0	37	1,539	1,794	3,370	1,739
THE AVENUE PEACHTREE CITY	0	0	0	0	20	910	1,146	2,076	1,135
THE AVENUE WEST COBB	0	0	0	0	31	1,095	1,748	2,874	1,367
AVENUE VIERA	0	0	0	0	24	1,044	1,216	2,284	1,307
VIERA MARKET CENTER	0	0	0	0	2	175	319	496	420

TOTAL REVENUES LESS OPERATING EXPENSES	0	0	0	0	114	4,763	6,223	11,100	5,968

OTHER, NET	0	0	0	0	0	0	(46)	(46)	0

INTEREST EXPENSE:
THE AVENUE EAST COBB	0	0	0	0	(14)	(602)	(594)	(1,210)	(590)

TOTAL INTEREST EXPENSE	0	0	0	0	(14)	(602)	(594)	(1,210)	(590)

FUNDS FROM OPERATIONS	0	0	0	0	100	4,161	5,583	9,844	5,378
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	(88)	(4,477)	(3,341)	(7,906)	(4,125)

NET INCOME	0	0	0	0	12	(316)	2,242	1,938	1,254

COUSINS’ SHARE OF CP VENTURE FIVE (2):					50.84%	31.20%	11.50%	11.50%	11.50%

REVENUES LESS OPERATING EXPENSES	0	0	0	0	58	2,722	1,722	4,502	697
INTEREST EXPENSE	0	0	0	0	(9)	(390)	(235)	(634)	(88)
OTHER, NET	0	0	0	0	0	0	(19)	(19)	0

FUNDS FROM OPERATIONS	0	0	0	0	49	2,332	1,468	3,849	609
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	(20)	(965)	(1,033)	(2,018)	(298)

NET INCOME (LOSS)	0	0	0	0	29	1,367	435	1,831	311

COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK	3,771	2,454	(27)	0	0	0	0	0	0
THE PINNACLE	9,751	5,756	(4)	0	0	0	0	0	0

TOTAL REVENUES LESS OPERATING EXPENSES	13,522	8,210	(31)	0	0	0	0	0	0
INTEREST EXPENSE	(7,022)	(4,072)	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(16)	(9)	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	6,484	4,129	(31)	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(6,790)	(3,783)	0	0	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	89,922	(88)	0	0	0	6	6	0

NET INCOME (LOSS)	(306)	90,268	(119)	0	0	0	6	6	0

COUSINS’ SHARE OF COUSINS LORET (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	6,761	4,106	(12)	0	0	0	0	0	0
INTEREST EXPENSE	(3,511)	(2,037)	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(8)	(5)	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,242	2,064	(12)	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,395)	(1,889)	0	0	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	45,340	(48)	0	0	0	3	3	0

NET INCOME	(153)	45,515	(60)	0	0	0	3	3	0

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st

CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,747	3,155	(37)	0	(1)	0	0	(1)	0
INTEREST - 7.0%	(1,341)	(1,025)	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	(2,657)	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(2)	(1)	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	2,404	(528)	(37)	0	(1)	0	0	(1)	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,125)	(844)	0	0	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	38,917	696	0	0	0	5	5	0

NET INCOME (LOSS)	1,279	37,545	659	0	(1)	0	5	4	0

COUSINS’ SHARE OF CC-JM II (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,874	1,540	(17)	0	(1)	0	0	(1)	0
INTEREST EXPENSE	(671)	(513)	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	(1,328)	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,203	(301)	(17)	0	(1)	0	0	(1)	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(576)	(435)	(1)	0	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	19,212	348	7	0	0	3	10	0

NET INCOME (LOSS)	627	18,476	330	7	(1)	0	3	9	0

BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	727	815	846	116	7	(18)	(4)	101	0
FUNDS FROM OPERATIONS	727	815	846	116	7	(18)	(4)	101	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(547)	(686)	(575)	0	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	3,008	0	14	8	3,030	2

NET INCOME	180	129	271	3,124	7	(4)	4	3,131	2

COUSINS’ SHARE OF BRAD COUS GOLF VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	365	407	423	58	4	(9)	(2)	51	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	365	407	423	58	4	(9)	(2)	51	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(274)	(343)	(288)	0	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	1,046	0	7	4	1,057	(1)

NET INCOME	91	64	135	1,104	4	(2)	2	1,108	(1)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st

TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,324	4,422	4,649	1,176	1,198	1,088	1,016	4,478	992
INTEREST - 5.39%	(246)	(1,356)	(1,637)	(406)	(404)	(403)	(401)	(1,614)	(399)

FUNDS FROM OPERATIONS	3,078	3,066	3,012	770	794	685	615	2,864	593

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,016)	(2,278)	(2,276)	(568)	(569)	(555)	(508)	(2,200)	(550)

NET INCOME	1,062	788	736	202	225	130	107	664	43

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,662	2,211	2,326	588	599	544	508	2,239	496
INTEREST EXPENSE	(123)	(678)	(820)	(203)	(202)	(200)	(201)	(806)	(200)

FUNDS FROM OPERATIONS	1,539	1,533	1,506	385	397	344	307	1,433	296
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,007)	(1,134)	(1,128)	(282)	(246)	(282)	(250)	(1,060)	(271)

NET INCOME	532	399	378	103	151	62	57	373	25

CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	31,577	30,593	29,869	7,424	7,518	7,343	177	22,462	36
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(34)	(33)	(8)	(8)	(9)	0	(25)	0

FUNDS FROM OPERATIONS	31,577	30,559	29,836	7,416	7,510	7,334	177	22,437	36

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,616)	(7,440)	(7,764)	(1,942)	(2,055)	(364)	0	(4,361)	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	271,201	88	271,289	(86)

NET INCOME (LOSS)	23,961	23,119	22,072	5,474	5,455	278,171	265	289,365	(50)

COUSINS’ SHARE OF CSC ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	15,789	15,298	14,934	3,712	3,760	3,672	160	11,304	18
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(17)	(16)	(4)	(4)	(4)	0	(12)	0

FUNDS FROM OPERATIONS	15,789	15,281	14,918	3,708	3,756	3,668	160	11,292	18
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET				0	0	133,185	604	133,789	(43)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,885)	(3,795)	(3,956)	(989)	(992)	(992)	0	(2,973)	0

NET INCOME (LOSS)	11,904	11,486	10,962	2,719	2,764	135,861	764	142,108	(25)

285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	6,202	6,431	1,043	1	3	0	0	4	0
OTHER, NET	0	0	0	0	0	0	0	0	(6)

FUNDS FROM OPERATIONS	6,202	6,431	1,043	1	3	0	0	4	(6)

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,558)	(3,821)	(1,335)	0	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	3,270	0	0	0	0	0	0

NET INCOME (LOSS)	(1,356)	2,610	2,978	1	3	0	0	4	(6)

COUSINS’ SHARE OF 285 VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,102	3,492	524	1	1	0	0	2	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
OTHER EXPENSE	0	0	0	0	0	0	0	0	(2)

FUNDS FROM OPERATIONS	3,102	3,492	524	1	1	0	0	2	(2)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,947)	(2,077)	(751)	0	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	1,635	0	1	0	10	11	0

NET INCOME (LOSS)	(845)	1,415	1,408	1	2	0	10	13	(2)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st
CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	6,828	4,881	6	0	0	0	(46)	(46)	(1)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(3)	4	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	6,825	4,885	6	0	0	0	(46)	(46)	(1)

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,914)	(1,280)	0	0	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	27,170	0	0	0	0	0	0	0

NET INCOME (LOSS)	4,911	30,775	6	0	0	0	(46)	(46)	(1)

COUSINS’ SHARE OF CPI/FSP I (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,415	2,463	3	0	0	0	(23)	(23)	(1)
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(3)	2	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,412	2,465	3	0	0	0	(23)	(23)	(1)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,044)	(691)	0	0	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	12,353	0	0	0	0	0	0	0

NET INCOME (LOSS)	2,368	14,127	3	0	0	0	(23)	(23)	(1)

CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	21,023	20,997	21,039	5,240	5,277	5,263	5,266	21,046	5,259
INTEREST - 6.41%	(11,513)	(10,961)	(10,373)	(2,497)	(2,457)	(2,417)	(2,376)	(9,747)	(2,334)

FUNDS FROM OPERATIONS	9,510	10,036	10,666	2,743	2,820	2,846	2,890	11,299	2,925

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(6,037)	(6,130)	(6,197)	(1,556)	(1,562)	(1,565)	(1,567)	(6,250)	(1,564)

NET INCOME	3,473	3,906	4,469	1,187	1,258	1,281	1,323	5,049	1,361

COUSINS’ SHARE OF GATEWAY VILLAGE (2) (3):

REVENUES LESS OPERATING EXPENSES	1,208	1,208	1,191	302	302	302	302	1,208	302
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,208	1,208	1,191	302	302	302	302	1,208	302
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(32)	(32)	(33)	(8)	(8)	(8)	(8)	(32)	(8)

NET INCOME	1,176	1,176	1,158	294	294	294	294	1,176	294

CRAWFORD LONG — CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	5,431	6,139	6,933	1,766	1,789	1,825	1,790	7,170	1,812
INTEREST - 5.9%	(2,062)	(3,246)	(3,202)	(794)	(790)	(788)	(785)	(3,157)	(782)

FUNDS FROM OPERATIONS	3,369	2,893	3,731	972	999	1,037	1,005	4,013	1,030

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,507)	(2,598)	(2,794)	(709)	(709)	(709)	(709)	(2,836)	(669)

NET INCOME	862	295	937	263	290	328	296	1,177	361

COUSINS’ SHARE OF CRAWFORD LONG — CPI (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	2,717	3,071	3,467	883	896	912	895	3,586	906
INTEREST EXPENSE	(1,032)	(1,624)	(1,602)	(397)	(395)	(394)	(393)	(1,579)	(391)

FUNDS FROM OPERATIONS	1,685	1,447	1,865	486	501	518	502	2,007	515
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,306)	(1,352)	(1,447)	(367)	(367)	(367)	(367)	(1,468)	(347)

NET INCOME	379	95	418	119	134	151	135	539	168

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st

905 JUNIPER, LLC (100%):
MULTI-FAMILY, NET OF COS	0	0	714	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	714	0	0	0	0	0	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	714	0	0	0	0	0	0

COUSINS’ SHARE OF 905 JUNIPER, LLC:			72%

MULTI-FAMILY SALES, NET OF COS	0	0	514	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	514	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	514	0	0	0	0	0	0

50 BISCAYNE, LLC (100%):
MULTI-FAMILY SALES, NET OF COS	0	0	16,516	4,554	6,082	8,059	8,047	26,742	7,945
OTHER, NET	0	0	367	125	843	0	0	968	0

FUNDS FROM OPERATIONS	0	0	16,883	4,679	6,925	8,059	8,047	27,710	7,945

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	16,883	4,679	6,925	8,059	8,047	27,710	7,945

COUSINS’ SHARE OF 50 BISCAYNE, LLC:			40%	40%	40%	40%	40%	40%	40%

MULTI-FAMILY SALES, NET OF COS	0	0	6,515	1,745	2,279	3,325	2,823	10,172	2,289
OTHER, NET	0	0	153	52	350	(339)	108	171	135

FUNDS FROM OPERATIONS	0	0	6,668	1,797	2,629	2,986	2,931	10,343	2,424
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	6,668	1,797	2,629	2,986	2,931	10,343	2,424

OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	0	0	0	0	0	0	0
OTHER, NET	0	1,848	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	1,848	0	0	0	0	0	0	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	1,848	0	0	0	0	0	0	0

COUSINS’ SHARE OF OTHER (2):
REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
OTHER, NET	0	924	5,514	90	0	0	170	260	25

FUNDS FROM OPERATIONS	0	924	5,514	90	0	0	170	260	25
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	924	5,514	90	0	0	170	260	25

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st

COUSINS’ SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	3,201	5,336	4,092	3,877	785	284	2,577	7,523	82
INTEREST EXPENSE	0	(135)	(152)	(37)	(37)	(36)	(36)	(146)	(35)
OTHER, NET	(64)	(6)	105	11	104	33	(23)	125	(45)

FUNDS FROM OPERATIONS	3,137	5,195	4,045	3,851	852	281	2,518	7,502	2
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(88)	(114)	(29)	(29)	(29)	(27)	(114)	(29)

NET INCOME	3,137	5,107	3,931	3,822	823	252	2,491	7,388	(27)

COUSINS’ SHARE OF CL REALTY, LLC (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	701	3,457	9,052	2,251	1,272	1,152	1,954	6,629	330
OTHER, NET	(94)	(220)	(150)	(48)	(54)	49	(84)	(137)	(53)

FUNDS FROM OPERATIONS	607	3,237	8,902	2,203	1,218	1,201	1,870	6,492	277
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	607	3,237	8,902	2,203	1,218	1,201	1,870	6,492	277

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):		50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	398	725	125	311	181	122	739	(5)
OTHER, NET	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	398	725	125	311	181	122	739	(5)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	398	725	125	311	181	122	739	(5)

COUSINS’ SHARE OF HANDY ROAD ASSOCIATES, LLC (2):				50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	(138)	0	0	0	(138)	0
OTHER, NET	0	0	0	(21)	(39)	(26)	(69)	(155)	(43)

FUNDS FROM OPERATIONS	0	0	0	(159)	(39)	(26)	(69)	(293)	(43)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	0	0	0	(159)	(39)	(26)	(69)	(293)	(43)

COUSINS’ SHARE OF VERDE GROUP, LLC (2):			4.94%	5%	4.91%	3.00%	N/A	N/A	N/A

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	(483)	(118)	(6)	(90)	0	(214)	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(62)	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	(545)	(118)	(6)	(90)	0	(214)	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(439)	(175)	(178)	(114)	0	(467)	0

NET INCOME (LOSS)	0	0	(984)	(293)	(184)	(204)	0	(681)	0

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)
     FOOTNOTES
(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 6 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

(4)	FFO Available to Common Stockholders, excluding loss on extinguishment of debt excludes the effect of the mark-to-market loss adjustment resulting from the CP Venture Five, LLC transaction during the second quarter 2006 and the loss incurred in defeasing the note associated with the sale of Bank of America Plaza during the third quarter 2006. The Company views these charges as components of the sale or exchange of real estate and therefore believes the losses should be excluded from the FFO calculation. See further detail in Discussion of Non-GAAP Financial Measures herein.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of March 31, 2007
($ in thousands)

								Actual or
	Company	Total	Leased GLA (%)			Cousins’	Cousins’	Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Investment	for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	@ 3/31/07	Fully Operational/Sold
OFFICE/MULTI-FAMILY

Terminus 100	656,000	656,000	76%	100%	$175,900	$175,900	$118,951	const. - 2Q-07
(Atlanta, GA)								fully operational 2Q-08

191 Peachtree Tower (4)	1,212,000	1,212,000	62% (5)	100%	231,500	231,500	161,014	acquired 3Q-06
(Atlanta, GA)								fully stabilized 4Q-10

Palisades West (6) (Austin, TX)
Building 1	210,000	210,000	100%	50%	44,900	22,450		const. - Q2-08
								fully operational Q2-08
Building 2	150,000	150,000	0%	50%	32,600	16,300		const. - Q1-09
								fully operational Q4-09

Total — Palisades West	360,000	360,000			77,500	38,750	12,476

50 Biscayne (7)	529 units	529 units	N/A	40%	161,500	64,600	49,398	const. - 4Q-07
(Miami, FL)								fully sold 1Q-08

10 Terminus Place (8)	142 units	142 units	N/A	100%	83,373	83,373	19,033	const. - Q2 08
(Atlanta, GA)								fully sold - Q2 09

TOTAL MULTI-FAMILY	671 Units	671 Units			244,873	147,973	68,431

TOTAL OFFICE/MULTI-FAMILY	2,228,000	2,228,000			729,773	594,123	360,872

RETAIL

The Avenue Carriage Crossing (9) (Suburban Memphis, TN)

Phase I — Expansion	50,000	50,000	0%	100%				const. - 1Q-09
								fully operational 1Q-10

Phase II	20,000	41,000	0%	100%				const. - 4Q-07
								fully operational 3Q-08

Total — Avenue Carriage Crossing	70,000	91,000			13,900	13,900	1,835

The Avenue Webb Gin (Suburban Atlanta, GA)
Phase I	359,000	359,000	78%	100%				const. - 3Q-07
								fully operational 3Q-07
Phase II	22,000	22,000	0%	100%				const. - 1Q-09
								fully operational 1Q-10

Total — Webb Gin	381,000	381,000			84,000	84,000	72,247

The Avenue Murfreesboro (Suburban Nashville, TN)
Phases I and II	691,000	691,000	54%	50%				const. - 4Q-07
								fully operational 4Q-08
Phase III	27,000	27,000	29%	50%				const. - 2Q-08
								fully operational 2Q-09

Phase IV	28,000	28,000	0%	50%				const. - 4Q-09
								fully operational 1Q-10

Phase V	58,000	58,000	0%	50%				const. - 1Q-10
								fully operational 4Q-10

Total — Murfreesboro	804,000	804,000			153,100	76,550	30,566

The Avenue Forsyth	527,000	527,000	6%	100%	146,200	146,200	37,148	const. - 2Q-08
(Suburban Atlanta, GA)								fully operational 2Q-09

TOTAL RETAIL	1,782,000	1,803,000			397,200	320,650	141,796

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of March 31, 2007
($ in thousands)

								Actual or
	Company	Total	Leased GLA (%)			Cousins’	Cousins’	Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Investment	for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	@ 3/31/07	Fully Operational/Sold
INDUSTRIAL

King Mill Distribution Park (Suburban Atlanta, GA) Building 3 B	379,000	379,000	0%	75%	$11,100	$8,325	$7,373	const. - 3Q-07
								fully operational 3Q-07

Jefferson Mill Distribution Center (Suburban Atlanta, GA) Building A	459,000	459,000	0%	75%	14,900	11,175	8,707	const. - 1Q-08
								fully operational 1Q-08

Lakeside Ranch Business Park (Dallas, TX) Building 20 (10)	749,000	749,000	47%	96.5%	28,784	27,777	25,021	const. - 3Q-07
								fully operational 3Q-07

TOTAL INDUSTRIAL	1,587,000	1,587,000			54,784	47,277	41,101

Accumulated Depreciation on Partially Operational Properties	—	—			—	—	(1,486)

TOTAL PORTFOLIO	5,597,000	5,618,000			$1,181,757	$962,050	$542,283

(1)	This schedule includes all Office/Multi-Family, Retail and Industrial projects under construction from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States as well as projects under redevelopment. Single-family residential projects are included on a separate schedule in this package. Amounts included in the total cost column represent the estimated costs upon completion of the project and achievement of fully operational status. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown above are also estimates and are subject to change as the projects proceed through the development process.

(2)	Company owned GLA includes square footage owned either directly by the Company or by a joint venture in which the Company is a partner.

(3)	Total project GLA includes anchor stores who may own their own property and other non-owned property contained within the named development.

(4)	The Company has owned a minority interest in 191 Peachtree Tower since 1988. In 2006, the Company purchased the remaining interests, and it is under redevelopment and repositioning. It is treated as a development property for the purposes of this schedule, although its cost basis is included in operating properties on the Company’s consolidated balance sheets.

(5)	Leased square footage includes 62,000 square feet occupied by the Company.

(6)	The Company is obligated to fund 50% of the project costs for the Palisades West Joint Venture. The Company made the majority of its initial equity contribution in the form of a land contribution; therefore, the Company’s investment in this project at 3/31/07 is more than 50% of the costs spent to date.

(7)	Units at 50 Biscayne exclude retail space; 98% of the units are under non-cancelable third party contracts, 1% of the units are under cancelable contracts, and the remaining 1% of the units are under non-cancelable contracts to the Company’s partner in the venture.

(8)	This project was included in other assets or predevelopment projects at 3/31/07 on the Company’s Condensed Consolidated Balance Sheet. The project became a development project during April 2007.

(9)	A third party will share in the results of operations and any gain on sale of the property, even though shown as 100% owned.

(10)	This project is owned through a joint venture with a third party who has contributed equity but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate to the equity ownership.

(11)	Reconciliation to Condensed Consolidated Balance Sheet

Total Cousins’ Investment per above schedule	$542,283
Less: Operating Property under redevelopment/repositioning	(161,014)
Less: Investment in unconsolidated joint ventures
50 Biscayne	(49,398)
Palisades West	(12,476)
Avenue Murfreesboro	(30,566)
Less: 10 Terminus Place amounts included in other assets	(6,073)
Add: Avenue Forsyth Land Cost for Phase II	8,168
Add: Weeks 25% interest in King Mill Distribution Park- Bldg 3 B	2,459
Add: Weeks 25% interest in Jefferson Mill Distribution Center Bldg A	2,902
Add: Seefried 3.5% interest in Lakeside Ranch — Bldg 20	906

Consolidated projects under development per balance sheet	$297,191

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of March 31, 2007

					Percent Leased
				Company’s	(Fully Executed)
	Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
Property Description	Area	State	Square Feet	Interest	12/31/2006	3/31/2007
I. OFFICE OPERATING PROPERTIES
Gateway Village	Charlotte	North Carolina	1,065,000	50.00%	100%	100%
Inforum	Atlanta	Georgia	994,000	100.00%	98%	99%
Emory Crawford Long Medical Office Tower	Atlanta	Georgia	358,000	50.00%	100%	99%
One Georgia Center	Atlanta	Georgia	344,000	88.50%	46%	45%
Ten Peachtree Place	Atlanta	Georgia	259,000	50.00%	87%	87%
The Points at Waterview	Dallas	Texas	203,000	100.00%	99%	100%
Lakeshore Park Plaza (a)	Birmingham	Alabama	195,000	100.00%	75%	88%
3100 Windy Hill Road	Atlanta	Georgia	188,000	100.00%	0%	0%
Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	100%	100%
555 North Point Center East	Atlanta	Georgia	152,000	100.00%	90%	90%
333 North Point Center East	Atlanta	Georgia	130,000	100.00%	79%	79%
200 North Point Center East	Atlanta	Georgia	130,000	100.00%	95%	95%
100 North Point Center East	Atlanta	Georgia	128,000	100.00%	89%	93%
600 University Park Place (a)	Birmingham	Alabama	123,000	100.00%	98%	100%
Galleria 75	Atlanta	Georgia	114,000	100.00%	75%	75%
3301 Windy Ridge Parkway	Atlanta	Georgia	107,000	100.00%	42%	42%
Cosmopolitan Center	Atlanta	Georgia	102,000	100.00%	73%	81%
Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000	11.50%	100%	100%
AtheroGenics	Atlanta	Georgia	51,000	100.00%	100%	100%
Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%

Total Office Operating Portfolio			4,923,000			86%

OFFICE DEVELOPMENT/REDEVELOPMENT PROPERTIES (b)
191 Peachtree Tower (c)	Atlanta	Georgia	1,212,000	100.00%	60%	62%
Terminus 100	Atlanta	Georgia	656,000	100.00%	64%	76%
Palisades West Building 1	Austin	Texas	210,000	50.00%	100%	100%
Palisades West Building 2	Austin	Texas	150,000	50.00%	0%	0%

Total Office Development/Redevelopment Properties			2,228,000

TOTAL OFFICE, OPERATING AND DEVELOPMENT/REDEVELOPMENT			7,151,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of March 31, 2007

						Percent Leased
					Company’s	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
	Property Description	Area	State	Square Feet	Interest	12/31/2006	3/31/2007
II.	RETAIL OPERATING PROPERTIES
	The Avenue Carriage Crossing (a)	Memphis	Tennessee	492,000	100.00%	93%	93%
	North Point MarketCenter	Atlanta	Georgia	401,000	10.32%	100%	99%
	Greenbrier MarketCenter	Chesapeake	Virginia	376,000	10.32%	100%	98%
	The Avenue Viera	Viera	Florida	332,000	11.50%	95%	95%
	The Avenue West Cobb	Atlanta	Georgia	256,000	11.50%	98%	99%
	The Avenue East Cobb	Atlanta	Georgia	231,000	11.50%	97%	97%
	San Jose MarketCenter	San Jose	California	220,000	100.00%	89%	89%
	The Avenue Peachtree City	Atlanta	Georgia	183,000	11.50%	98%	98%
	Los Altos MarketCenter	Long Beach	California	157,000	10.32%	100%	100%
	Mansell Crossing Phase II	Atlanta	Georgia	103,000	10.32%	100%	100%
	Viera MarketCenter	Viera	Florida	178,000	11.50%	95%	96%

	Total Retail Operating Properties			2,929,000			93%

	RETAIL DEVELOPMENT PROPERTIES (b)
	The Avenue Murfreesboro (d)	Nashville	Tennessee	804,000	50.00%	49%	53%
	The Avenue Forsyth	Atlanta	Georgia	527,000	100.00%	N/A	6%
	The Avenue Webb Gin (d)	Atlanta	Georgia	381,000	100.00%	71%	78%
	The Avenue Carriage Crossing Expansion (a)(d)	Memphis	Tennessee	70,000	100.00%	0%	0%

	Total Retail Development Properties			1,782,000

	TOTAL RETAIL, OPERATING AND DEVELOPMENT			4,711,000

III.	INDUSTRIAL OPERATING PROPERTIES
	King Mill Distribution Park — Building 3A	Atlanta	Georgia	417,000	75.00%	100%	100%

	Total Industrial Operating Properties			417,000			100%

	INDUSTRIAL DEVELOPMENT PROPERTIES (b)
	Lakeside Ranch Business Park — Building 20 (e)	Dallas	Texas	749,000	96.50%	47%	47%
	Jefferson Mill Business Park — Building A	Atlanta	Georgia	459,000	75.00%	0%	0%
	King Mill Distribution Park — Building 3B	Atlanta	Georgia	379,000	75.00%	0%	0%

	Total Industrial Development Properties			1,587,000

	TOTAL INDUSTRIAL, OPERATING AND DEVELOPMENT			2,004,000

	TOTAL PORTFOLIO OPERATING AND DEVELOPMENT			13,866,000

	TOTAL OPERATING PORTFOLIO PERCENT LEASED						88% (f)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of March 31, 2007

		Company	Weighted	Percent Leased -
		Share of	Portfolio	Fully Executed
	Rentable	Rentable	Ownership	Excludes
	Square Feet	Square Feet	%	Development Properties
SUMMARY BY TYPE
Office	7,151,000	6,029,000	60%	86%
Retail	4,711,000	2,335,000	23%	93%
Industrial	2,004,000	1,664,000	17%	100%

TOTAL	13,866,000	10,028,000	100%	88	%(f)

SUMMARY BY STATE
Georgia	8,473,000	6,766,000	67%	84%
Tennessee	1,366,000	964,000	10%	93%
Texas	1,312,000	1,106,000	11%	100%
North Carolina	1,134,000	540,000	5%	100%
Florida	510,000	59,000	1%	95%
California	377,000	236,000	2%	90%
Virginia	376,000	39,000	1%	98%
Alabama	318,000	318,000	3%	92%

	13,866,000	10,028,000	100%	88	%(f)

(a)	These projects are shown as 100% owned by the Company; however, they are owned either (1) through a joint venture with a third party providing a participation in operations and/or on sale of the property or (2) subject to a contract with a third party who has a participation in operations and/or on sale of the property.

(b)	These properties are under construction and/or in lease up.

(c)	Operating property purchased with intent to redevelop and reposition.

(d)	Total square footage for this property includes anticipated expansions; however, the percent leased excludes the expansions.

(e)	This project is owned through a joint venture with a third party who has contributed equity but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate to the equity ownership.

(f)	Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	First Quarter 2007 vs			First Quarter
	Fourth Quarter 2006			2007 vs 2006
	Office	Retail	Total	Office	Retail	Total

Rental Property Revenues(1) less Operating Expenses	-2.6%	5.0%	0.5%	-6.9%	17.8%	1.1%

Cash Basis Rental Property Revenues(2) less Operating Expenses	-4.2%	5.5%	-0.3%	-6.0%	17.9%	1.9%

Note: The following properties are included in the same property portfolio:	Office

	3100 Windy Hill Road	AtheroGenics
	3301 Windy Ridge Parkway	Presbyterian Medical Plaza
	100 Northpoint Center East	Ten Peachtree Place
	200 Northpoint Center East	Gateway Village
	333 Northpoint Center East	Emory Crawford Long Medical Office Tower
	555 Northpoint Center East	Meridian Mark Plaza
	Lakeshore Park Plaza	Galleria 75
	Inforum	Sono Renaissance
	600 University Park Place	Inhibitex
	The Points at Waterview	Cosmopolitan
One Georgia Center

Retail

	The Avenue East Cobb	Greenbrier MarketCenter
	The Avenue Peachtree City	Los Altos MarketCenter
	The Avenue West Cobb	The Avenue Viera
	Northpoint MarketCenter	Viera MarketCenter
	Mansell Crossing Phase II	Avenue Carriage Crossing (1Q to 4Q only)

(1)	Rental Property Revenues is Total Rental Property Revenues of the Company and its unconsolidated joint ventures.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents and amortization of acquired above and below market leases.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2007
OFFICE
As of March 31, 2007, the Company’s office portfolio included 20 commercial office buildings, excluding all properties currently under development, held for redevelopment and buildings in lease-up stage. The weighted average remaining lease term of these office buildings was approximately seven years as of March 31, 2007. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2016 &
	2007	2008	2009	2010	2011	2012	2013	2014	2015	Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	110,670	244,199	454,764	165,521	345,093	195,467	452,459	247,473	618,869	571,360	3,405,874
% of Leased Space	3%	7%	13%	5%	10%	6%	13%	7%	18%	18%	100%
Annual Contractual Rent (000’s) (2)	$1,322	$3,841	$7,004	$2,616	$5,046	$5,409	$8,132	$5,369	$11,749	$12,446	$62,934
Annual Contractual Rent/Sq. Ft. (2)	$11.95	$15.73	$15.40	$15.81	$14.62	$27.67	$17.97	$21.70	$18.98	$21.78	$18.48

Wholly Owned:
Square Feet Expiring (1)	75,494	224,650	421,186	148,104	318,666	136,593	318,489	242,679	56,794	493,837	2,436,492 (3)
% of Leased Space	3%	9%	17%	6%	13%	6%	13%	10%	2%	21%	100%
Annual Contractual Rent (000’s) (2)	$1,015	$3,596	$6,505	$2,342	$4,642	$3,567	$5,664	$5,258	$1,273	$10,554	$44,417
Annual Contractual Rent/Sq. Ft. (2)	$13.44	$16.01	$15.45	$15.81	$14.57	$26.12	$17.78	$21.66	$22.42	$21.37	$18.23

Joint Venture:
Square Feet Expiring (1)	68,951	22,602	51,081	27,145	38,511	129,595	259,810	9,587	1,112,872	151,426	1,871,580 (4)
% of Leased Space	4%	1%	3%	1%	2%	7%	14%	1%	59%	8%	100%
Annual Contractual Rent (000’s) (2)	$848	$287	$855	$476	$661	$3,999	$4,841	$223	$20,795	$3,722	$36,708
Annual Contractual Rent/Sq. Ft. (2)	$12.29	$12.71	$16.73	$17.54	$17.17	$30.86	$18.63	$23.30	$18.69	$24.58	$19.61

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Rentable square feet leased as of March 31, 2007 out of approximately 2,828,000 total rentable square feet.

(4)	Rentable square feet leased as of March 31, 2007 out of approximately 2,095,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2007
RETAIL
As of March 31, 2007, the Company’s retail portfolio included 11 retail properties, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately 10 years as of March 31, 2007. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2016 &
	2007	2008	2009	2010	2011	2012	2013	2014	2015	Thereafter	Total
Total (including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	13,669	10,311	8,652	25,325	81,888	65,542	14,895	23,718	79,054	567,137	890,191
% of Leased Space	1%	1%	1%	3%	9%	7%	2%	3%	9%	64%	100%
Annual Contractual Rent (000’s) (1)	$268	$260	$189	$526	$2,080	$1,701	$381	$503	$2,132	$12,238	$20,278
Annual Contractual Rent/Sq. Ft. (1)	$19.59	$25.21	$21.86	$20.76	$25.40	$25.95	$25.61	$21.23	$26.97	$21.58	$22.78

Wholly Owned:
Square Feet Expiring	7,721	3,000	—	3,204	48,690	29,938	4,482	—	55,086	500,613	652,734 (2)
% of Leased Space	1%	0%	0%	1%	7%	5%	1%	0%	8%	77%	100%
Annual Contractual Rent (000’s) (1)	$122	$102	$—	$101	$1,510	$1,026	$108	$—	$1,649	$11,138	$15,756
Annual Contractual Rent/Sq. Ft. (1)	$15.75	$33.88	$—	$31.45	$31.02	$34.28	$24.00	$—	$29.94	$22.25	$24.14

Joint Venture:
Square Feet Expiring	54,014	65,083	80,208	202,154	314,332	331,772	91,783	213,108	216,479	601,420	2,170,353 (3)
% of Leased Space	3%	3%	4%	9%	14%	15%	4%	10%	10%	28%	100%
Annual Contractual Rent (000’s) (1)	$1,325	$1,408	$1,728	$3,831	$5,305	$6,196	$2,402	$4,481	$4,302	$9,986	$40,964
Annual Contractual Rent/Sq. Ft. (1)	$24.53	$21.63	$21.55	$18.95	$16.88	$18.68	$26.18	$21.03	$19.87	$16.60	$18.87

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Gross leasable area leased as of March 31, 2007 out of approximately 712,000 total gross leasable area.

(3)	Gross leasable area leased as of March 31, 2007 out of approximately 2,217,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2007
INDUSTRIAL
As of March 31, 2007, the Company’s industrial portfolio included one fully operational building in the King Mill Distribution Park (Building 3 Phase 1). The tenant lease in this building provides for pass through of operating expenses and contractual rents which escalate over time. The leases expires as follows:

	2012	Total
Company’s % share of Joint Venture Property:
Square Feet Expiring	313,050	313,050
% of Leased Space	100%	100%
Annual Contractual Rent (000’s) (1)	$915	$915
Annual Contractual Rent/Sq. Ft. (1)	$2.92	$2.92

Joint Venture:
Square Feet Expiring	417,400	417,400
% of Leased Space	100%	100%
Annual Contractual Rent (000’s) (1)	$1,220	$1,220
Annual Contractual Rent/Sq. Ft. (1)	$2.92	$2.92

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. The contractual rental rate shown is the estimated rate in the year of expiration.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET
As of March 31, 2007

			Percentage of Total Portfolio	Average Remaining
	Tenant (1)	Product Type	at the Company’s Share (2)	Lease Term (Years)
1.	Bank of America	Office	10.1%	8.8
2.	Snapper	Industrial	6.0%	4.9
3.	American Cancer Society	Office	5.2%	14.8
4.	AT&T	Office	2.6%	2.5
5.	Georgia Lottery Corporation	Office	2.4%	6.3
6.	Internap Network Services	Office	2.3%	13.1
7.	AGL Services Company	Office	2.2%	6.0
8.	Bombardier Aerospace Corporation	Office	1.9%	5.9
9.	MedAssets Net Revenue Systems, LLC	Office	1.7%	16.8
10.	Emory University	Office	1.5%	9.8
11.	Northside Hospital	Office	1.3%	4.7
12.	Turner Broadcasting System, Inc.	Office	1.1%	4.2
13.	Sapient Corporation	Office	1.1%	2.2
14.	US South Communications	Office	1.1%	3.7
15.	KIDS II, Inc.	Office	1.0%	8.8
16.	Inhibitex	Office	1.0%	8.0
17.	AtheroGenics	Office	1.0%	1.9
18.	Ventyx Inc.	Office	0.9%	5.0
19.	Southern Communications Services	Office	0.8%	3.8
20.	Cost Plus, Inc.	Retail	0.7%	9.4
21.	Marshalls	Retail	0.7%	8.3
22.	Merrill Lynch	Office	0.7%	7.3
23.	Global Crossing Telecommunications	Office	0.7%	7.8
24.	MCI WorldCom	Office	0.6%	3.1
25.	The Gap Inc.	Retail	0.6%	3.9

Total leased square feet of Top 25 Largest Tenants			49.2%	7.8

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage of operating properties only, and thus exclude properties under development, held for redevelopment and properties in the lease-up stage.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of March 31, 2007

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000)(2)

North Point Suburban Atlanta, GA	Mixed Use	100%	67	1970-1985	$5,240

Wildwood Office Park Suburban Atlanta, GA	Office and Commercial	100%	27	1971-1989	883

King Mill Distribution Park (3) Suburban Atlanta, GA	Industrial	100%	134	2005	12,227

Round Rock/Austin, Texas Land Austin, TX	Retail and Commercial	100%	45	2005	17,819

The Lakes at Cedar Grove (4) Suburban Atlanta, GA	Mixed Use	100%	10	2002	—	(5)

Terminus Atlanta, GA	Mixed Use	100%	6	2005	25,096

505, 511, 555 & 557 Peachtree Street Atlanta, GA	Mixed Use	100%	1	2004-2006	6,257

615 Peachtree Street Atlanta, GA	Mixed Use	100%	2	1996	10,045

Jefferson Mill Business Park (3) Suburban Atlanta, GA	Industrial and Commercial	100%	278	2006	14,176

Lakeside Ranch Business Park (6) Dallas, TX	Industrial and Commercial	96.5%	48	2006	6,729

TOTAL CONSOLIDATED LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT					$98,472

TEMCO TRACTS
Seven Hills Suburban Atlanta, GA	Residential and Mixed Use	50%	85	2002-2005	$—	(5)

Happy Valley Suburban Atlanta, GA	Residential	50%	228	2003	2,135

Paulding County Suburban Atlanta, GA	Residential and Mixed Use	50%	6,256	2005	14,320

CL REALTY TRACTS
Summer Creek Ranch Forth Worth, TX	Residential and Mixed Use	50%	374	2002	—	(5)

Long Meadow Farms Houston, TX	Residential and Mixed Use	19%	190	2002	—	(5)

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of March 31, 2007

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000)(2)
Waterford Park Rosenberg, TX	Commercial	50%	37	2005	—	(5)

Summer Lakes Rosenberg, TX	Commercial	50%	9	2003	—	(5)

Village Park McKinney, TX	Residential	50%	5	2003-2005	—	(5)

Padre Island Corpus Christi, TX	Residential and Mixed Use	50%	15	2005	11,539

OTHER JOINT VENTURES
Handy Road Associates, LLC Suburban Atlanta, GA	Large Lot Residential	50%	1,187	2004	5,283

Wildwood Office Park Suburban Atlanta, GA	Office and Commercial	50%	32	1971-1989	21,875

Austin Research Park Austin, TX	Commercial	50%	6	1998	3,307

Total Acres			9,042

(1)	The following properties include adjacent building pads. The aggregate cost of these pads is included in Operating Properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements. The square footage of potential office buildings which could be built on the land is estimated as follows:

	Ownership Interest	Square Footage

Ten Peachtree Place	50.0%	400,000
One Georgia Center	88.5%	300,000
The Points at Waterview	100.0%	60,000

(2)	For consolidated properties, reflects the Company’s basis. For joint venture properties, reflects the venture basis.

(3)	Weeks Properties Group, LLC has the option to invest up to 25% of project equity of the future industrial development on a portion of this land.

(4)	This project is consolidated but a third party has a participation in the results of operations.

(5)	Residential communities with adjacent land that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development. The basis of these tracts as well as lot inventory, are included on the Inventory of Residential Lots Under Development schedule.

(6)	This project is owned through a joint venture with a third party who has contributed equity but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate to the equity ownership.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of March 31, 2007

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
Cousins Real Estate Corporation (Consolidated)

The Lakes at Cedar Grove (3)	2001	9	906	75	25	25	700	206	$4,462
Fulton County Suburban Atlanta, GA
Callaway Gardens (4)	2006	6	567	—	—	—	—	567	2,134
Harris County Pine Mountain, GA
Blalock Lakes	2006	8	399	—	—	—	—	399	20,312
Coweta County Newnan, GA
Longleaf at Callaway (5)	2002	5	138	21	—	—	117	21	2,144
Harris County Pine Mountain, GA
River’s Call	1999	10	107	16	—	—	91	16	853
East Cobb County Suburban Atlanta, GA

Total consolidated			2,117	112	25	25	908	1,209	29,905

Temco Associates (50% owned) (6)

Bentwater	1998	9	1,676	7	—	—	1,669	7	761
Paulding County Suburban Atlanta, GA
The Georgian (75% owned)	2003	12	1,386	264	1	1	283	1,103	21,395
Paulding County Suburban Atlanta, GA
Seven Hills	2003	7	1,077	306	5	5	566	511	15,052
Paulding County Suburban Atlanta, GA
Harris Place	2004	4	27	9	2	2	18	9	633
Paulding County Suburban Atlanta, GA

Total Temco			4,166	586	8	8	2,536	1,630	37,841

CL Realty, LLC (50% owned) (6)

Long Meadow Farms (37.5% owned)	2003	10	2,184	98	13	13	531	1,653	18,771
Fort Bend County Houston, TX
Summer Creek Ranch	2003	9	2,525	133	—	—	780	1,745	22,296
Tarrant County Fort Worth, TX
Bar C Ranch	2004	8	1,175	30	5	5	148	1,027	8,659
Tarrant County Fort Worth, TX
Summer Lakes	2003	5	1,139	19	—	—	294	845	4,667
Fort Bend County Rosenberg, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of March 31, 2007

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
CL Realty, LLC, continued

Southern Trails (80% owned)	2005	7	1,060	34	8	8	189	871	$12,279
Brazoria County Pearland, TX
Village Park	2003	5	568	45	—	—	311	257	7,923
Collin County McKinney, TX
Waterford Park	2005	3	493	—	—	—	—	493	6,318
Fort Bend County Rosenberg, TX
Stonewall Estates (50% owned)	2005	5	385	63	11	11	41	344	5,229
Bexar County San Antonio, TX
Manatee River Plantation	2003	5	457	109	—	—	348	109	3,967
Manatee County Tampa, FL
Stillwater Canyon	2003	5	336	26	19	19	220	116	1,664
Dallas County DeSoto, TX
Creekside Oaks	2003	5	301	176	—	—	125	176	5,404
Manatee County Bradenton, FL
Blue Valley (25% owned)	2005	3	199	4	—	—	24	175	27,201
Cherokee & Fulton Counties Alpharetta, GA
Village Park North	2005	5	194	51	7	7	32	162	3,532
Collin County McKinney, TX
Bridle Path Estates	2004	7	87	—	—	—	—	87	4,234
Hillsborough County Tampa, FL
West Park	2005	3	82	—	—	—	21	61	4,730
Cobb County Suburban Atlanta, GA

Total CL Realty			11,185	788	63	63	3,064	8,121	136,874

Total			17,468	1,486	96	96	6,508	10,960	$204,620

Company Share of Total			8,376	715	53	53	3,469	5,191	$95,987

Company Weighted Average Ownership			48%	48%	55%	55%	53%	47%	47%

(1)	This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Includes cost basis of land tracts as detailed on the Inventory of Land Held for Investment or Future Development schedule.

(3)	A third party has a participation in this project after certain thresholds are met.

(4)	Callaway Gardens is owned in a venture, although the venture is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

(5)	Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation (“CREC”) is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of March 31, 2007, 110 houses have been sold.

(6)	CREC owns 50% of Temco Associates and CL Realty, LLC. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for a description of these entities.

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
AS OF MARCH 31, 2007

					Company’s	Company’s	Total	Weighted
	Total	Ownership	Maturity	Rate end of	Share	Share	Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt	Percentage	Date	Quarter	Recourse	Non-Recourse (1)	Share	to Maturity

CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 0.8%-1.30%)	$169,800	100%	3/7/2010	6.12%	$169,800		$169,800
CONSTRUCTION CREDIT FACILITY, UNSECURED (LIBOR + 0.8%-1.30%)	75,600	100%	3/7/2010	6.12%	75,600		75,600
333/555 NORTH POINT CENTER EAST	29,398	100%	11/1/2011	7.00%	29,398		29,398
MERIDIAN MARK PLAZA	23,503	100%	9/1/2010	8.27%		23,503	23,503
100/200 NORTH POINT CENTER	22,230	100%	8/1/2007	7.86%		22,230	22,230
THE POINTS AT WATERVIEW	18,094	100%	1/1/2016	5.66%		18,094	18,094
600 UNIVERSITY PARK	13,121	100%	8/10/2011	7.38%		13,121	13,121
LAKESHORE PARK PLAZA	9,009	100%	11/1/2008	6.78%		9,009	9,009
KING MILL PROJECT I (INTEREST ONLY)(2)	2,666	75%	8/30/2008	9.00%		2,666	2,666
KING MILL PROJECT I (INTEREST ONLY)(2)	1,850	75%	6/29/2009	9.00%		1,850	1,850
JEFFERSON MILL PROJECT I (INTEREST ONLY)(2)	2,016	75%	9/13/2009	9.00%		2,016	2,016
VARIOUS	394	100%	VARIOUS	VARIOUS	91	303	394

TOTAL CONSOLIDATED	367,681			6.58%	274,889	92,792	367,681	3.2

UNCONSOLIDATED DEBT
EMORY CRAWFORD LONG MEDICAL OFFICE TOWER	52,197	50%	6/1/2013	5.90%		26,099	26,099
TEN PEACHTREE PLACE	28,733	50%	4/1/2015	5.39%		14,367	14,367
HANDY ROAD ASSOCIATES (PRIME +.5%)	3,204	50%	11/2/2007	8.75%		1,602	1,602
PINE MOUNTAIN BUILDERS (PRIME)	915	50%	12/19/2007	8.25%		458	458
AVENUE EAST COBB	39,064	11.5%	8/1/2010	8.39%		4,492	4,492
CF MURFREESBORO ASSOCIATES (LIBOR +1.15%) ($131MM CONSTRUCTION LOAN)	36,877	50%	7/20/2010	6.47%	7,375	11,063	18,438
TEMCO:
THE GEORGIAN (PRIME + 0.25%)	70	37.5%	2/14/2008	8.50%			—
BENTWATER LINKS	3,418	50%	1/22/2009	7.98%		1,709	1,709
BENTWATER LINKS, EQUIPMENT NOTE	119	50%	1/15/2009	7.00%		60	60
CL REALTY:
SUMMER LAKES (PRIME + 3%)	155	50%	2/22/2009	11.25%		78	78
SOUTHERN TRAILS (LIBOR + 0.25) ($13MM CONSTRUCTION LINE)	—	40%	6/30/2008	5.57%		—	—
MCKINNEY VILLAGE PARK (> OF 10% OR PRIME + 2%)	2,796	50%	5/15/2007	10.25%		839	839

MCKINNEY VILLAGE PARK NORTH (PRIME + 1%)	980	50%	1/14/2008	9.25%		186	186

TOTAL UNCONSOLIDATED	168,528			7.67%	7,375	60,953	68,328	5.2

TOTAL ADJUSTED DEBT	$536,209			6.75%	$282,264	$153,745	$436,009	3.5

INVESTMENT ENTITY DEBT (3)
CHARLOTTE GATEWAY VILLAGE	$142,021	50%	12/1/2016	6.41%		$71,011	$71,011
50 BISCAYNE BOULEVARD (LIBOR + 1.75%)	90,368	40%	6/9/2008	7.07%		36,147	36,147
CL REALTY:
LONG MEADOW FARMS (PRIME + 0.50%)	4,254	18.75%	6/8/2007	8.75%		798	798
BLUE VALLEY (PRIME)	16,929	12.5%	5/11/2007	8.25%		4,232	4,232
BLUE VALLEY (> OF PRIME OR 5.5%)	4,600	12.5%	11/5/2007	8.25%		1,150	1,150
STONEWALL ESTATES (PRIME)	2,349	25.0%	5/31/2010	8.25%		587	587

TOTAL INVESTMENT ENTITY DEBT	260,521			6.73%	—	113,925	113,925	6.4

TOTAL	$796,730			6.75%	$282,264	$267,670	$549,934	4.1

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	Represents a secured note payable with Weeks Properties CW Holdings, LLC, the Company’s 25% partner in the development of King Mill Project I and Jefferson Mill Project I.

(3)	An investment entity is defined as an entity where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and (3) is not the managing member of the venture. Investment entity debt is not included in any of the financial covenant calculations in the Company’s credit facility.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st

(A	)	ADJUSTED DEBT:
		CONSOLIDATED DEBT	497,981	302,286	467,516	551,182	404,612	287,036	315,149	315,149	367,681
		SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	285,657	135,764	148,129	147,081	170,232	167,625	172,085	172,085	182,253

		TOTAL DEBT INCLUDING SHARE OF JV’S	783,638	438,050	615,645	698,263	574,844	454,661	487,234	487,234	549,934
		SHARE OF INVESTMENT ENTITY DEBT	(86,588)	(87,704)	(101,085)	(100,803)	(104,182)	(103,881)	(110,718)	(110,718)	(113,925)

		ADJUSTED DEBT	697,050	350,346	514,560	597,460	470,662	350,780	376,516	376,516	436,009

		RECOURSE DEBT	20,697	50,238	196,824	279,577	174,552	197,095	226,855	226,855	282,264
		NON-RECOURSE DEBT	676,353	305,677	317,736	317,883	296,110	153,685	149,661	149,661	153,745

		ADJUSTED DEBT	697,050	355,915	514,560	597,460	470,662	350,780	376,516	376,516	436,009

(B	)	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
		CONSOLIDATED INTEREST EXPENSE	22,576	14,623	9,094	3,614	4,880	2,625	0	11,119	0
		DISCONTINUED OPERATIONS INTEREST EXPENSE	9,459	5,870	0	0	0	0	0	0	0
		SHARE OF JOINT VENTURE INTEREST EXPENSE	13,739	11,163	2,814	834	701	1,078	921	3,534	714

		CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	45,774	31,656	11,908	4,448	5,581	3,703	921	14,653	714

(C	)	FIXED CHARGES:
		CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	45,774	31,656	11,908	4,448	5,581	3,703	921	14,653	714
		LESS INVESTMENT ENTITY DEBT INTEREST EXPENSE	0	(124)	(240)	(59)	(58)	(58)	(56)	(231)	0
		PRINCIPAL PAYMENTS:
		CONSOLIDATED	6,862	6,560	5,361	1,282	1,192	946	506	3,926	628
		SHARE OF JOINT VENTURES	6,345	5,257	2,793	1,594	1,237	1,205	1,190	5,226	1,630
		GROUND LEASE PAYMENTS:
		CONSOLIDATED	587	493	671	176	175	127	22	500	22
		SHARE OF JOINT VENTURES	12	12	12	3	3	3	6	15	6

		TOTAL FIXED CHARGES (excluding Preferred Dividends)	59,580	43,854	20,505	7,444	8,130	5,926	2,589	24,089	3,000
		PREFERRED STOCK DIVIDENDS	3,358	8,042	15,250	3,813	3,812	3,812	3,813	15,250	3,813

		TOTAL FIXED CHARGES (including Preferred Dividends)	62,938	51,896	35,755	11,257	11,942	9,738	6,402	39,339	6,813

(D	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
		RENTAL PROPERTY REVENUES	89,814	84,384	79,223	22,759	23,812	19,806	23,928	90,305	24,437
		RENTAL PROPERTY OPERATING EXPENSES	(28,879)	(28,389)	(30,173)	(8,566)	(8,795)	(8,275)	(10,467)	(36,103)	(10,222)

		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	60,935	55,995	49,050	14,193	15,017	11,531	13,461	54,202	14,215

(E	)	INCOME FROM DISCONTINUED OPERATIONS:
		RENTAL PROPERTY REVENUES	55,185	38,021	21,311	5,685	5,986	5,270	1,552	18,493	104
		LEASE TERMINATION FEES	22,042	253	302	21	771	21	42	855	35
		RENTAL PROPERTY OPERATING EXPENSES	(18,616)	(13,353)	(9,893)	(2,462)	(2,951)	(2,321)	(375)	(8,109)	(4)

		TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	58,611	24,921	11,720	3,244	3,806	2,970	1,219	11,239	135
		INTEREST EXPENSE	(9,459)	(5,870)	0	0	0	0	0	0	0
		MINORITY INTEREST EXPENSE	(624)	0	0	0	0	0	0	0	0
		MARK-TO-MARKET DEBT ADJUSTMENT	0	(605)	0	0	0	0	0	0	0
		PROVISION FOR INCOME TAXES	0	0	(125)	0	(2)	0	0	(2)	0

		FUNDS FROM OPERATIONS	48,528	18,446	11,595	3,244	3,804	2,970	1,219	11,237	135
		DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(20,556)	(12,414)	(9,297)	(2,667)	(5,929)	(2,227)	(452)	(11,275)	0

		INCOME FROM DISCONTINUED OPERATIONS	27,972	6,032	2,298	577	(2,125)	743	767	(38)	135

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st

(F	)	SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY	57,219	49,009	24,837	6,036	6,136	8,633	4,039	24,844	2,853
		INTEREST EXPENSE	(13,739)	(11,028)	(2,662)	(659)	(664)	(1,042)	(885)	(3,250)	(679)
		LOSS ON EXTINGUISHMENT OF DEBT	0	(3,250)	0	0	0	0	0	0	0
		OTHER, NET	230	791	5,394	56	(18)	(29)	124	133	5
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(34)	(35)	(16)	(4)	(4)	(4)	0	(12)	0
		IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY — JOINT VENTURE	(1,536)	(209)	0	0	0	0	0	0	0

		FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT AND TRACT SALES, NET OF COS	42,140	35,278	27,553	5,429	5,450	7,558	3,278	21,715	2,179

		MULTI-FAMILY FFO	0	0	7,182	1,797	2,629	2,986	2,931	10,343	2,424
		RESIDENTIAL LOT AND TRACT FFO	3,744	8,830	13,127	5,902	2,336	1,547	4,441	14,226	231

		FUNDS FROM OPERATIONS	45,884	44,108	47,862	13,128	10,415	12,091	10,650	46,284	4,834

		DEPRECIATION & AMORTIZATION OF REAL ESTATE	(21,265)	(15,880)	(8,842)	(2,058)	(2,012)	(2,928)	(1,821)	(8,819)	(1,081)

		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	176,265	1,935	1,053	1	133,192	1,372	135,618	(44)

		NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	24,619	204,493	40,955	12,123	8,404	142,355	10,201	173,083	3,709

(G	)	CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
		RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
		OUTPARCEL SALES	600	1,400	7,004	0	382	3,186	3,220	6,788	0
		LOT SALES	12,345	15,300	14,929	4,505	2,747	1,387	1,858	10,497	1,426

		TOTAL RESIDENTIAL AND OUTPARCEL SALES	12,945	16,700	21,933	4,505	3,129	4,573	5,078	17,285	1,426

		RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
		OUTPARCEL COST OF SALES	480	929	5,637	0	320	2,388	2,424	5,132	0
		LOT COST OF SALES	9,542	11,078	10,767	3,203	1,978	1,038	1,401	7,620	1,208

		TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	10,022	12,007	16,404	3,203	2,298	3,426	3,825	12,752	1,208

		OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	0	0	0	0	0	11,867	11,867	8,185
		TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	7,270	29,627	15,483	740	(5)	179	1,567	2,481	4,355

		OUTPARCEL SALES, TRACT SALES, RESIDENTIAL LOT SALES AND OTHER INVESTMENT PROPERTY SALES, NET -WHOLLY OWNED	10,193	34,320	21,012	2,042	826	1,326	14,687	18,881	12,758

		SUMMARY:
		OUTPARCEL SALES NET OF COS — WHOLLY OWNED	120	471	1,367	0	62	798	796	1,656	0
		OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	0	0	0	0	0	11,867	11,867	8,185
		TRACT SALES NET OF COS — WHOLLY OWNED	7,270	29,627	15,483	740	(5)	179	1,567	2,481	4,355
		LOT SALES NET OF COS — WHOLLY OWNED	2,803	4,222	4,162	1,302	769	349	457	2,877	218

		TOTAL WHOLLY OWNED SALES, NET	10,193	34,320	21,012	2,042	826	1,326	14,687	18,881	12,758

		SHARE OF UNCONSOLIDATED JOINT VENTURES RESIDENTIAL
		LOT AND TRACT SALES AND COST OF SALES:
		RESIDENTIAL LOT AND TRACT SALES — JOINT VENTURES:
		LOT SALES	12,581	32,116	41,232	11,029	8,592	8,868	10,187	38,676	1,715
		TRACT SALES	538	3,434	6,218	10,439	376	96	3,324	14,235	0

		TOTAL RESIDENTIAL LOT AND TRACT SALES	13,119	35,550	47,450	21,468	8,968	8,964	13,511	52,911	1,715

		RESIDENTIAL LOT AND TRACT COST OF SALES — JOINT VENTURES:
		LOT COST OF SALES	9,151	25,123	30,753	8,940	6,518	7,310	7,691	30,459	1,309
		TRACT COST OF SALES	66	1,236	2,828	6,275	82	37	1,166	7,560	0

		TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	9,217	26,359	33,581	15,215	6,600	7,347	8,857	38,019	1,309

		RESIDENTIAL LOT SALES AND TRACT SALES, NET -JOINT VENTURES	3,902	9,191	13,869	6,253	2,368	1,617	4,654	14,892	406

		SHARE OF UNCONSOLIDATED JOINT VENTURES:
		LOT SALES LESS COST OF SALES	3,430	6,993	10,479	2,089	2,074	1,558	2,496	8,217	406
		TRACT SALES LESS COST OF SALES	472	2,198	3,390	4,164	294	59	2,158	6,675	0
		INTEREST EXPENSE	0	(135)	(152)	(175)	(37)	(36)	(36)	(284)	(35)
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(62)	0	0	0	0	0	0
		OTHER — JOINT VENTURE	(158)	(226)	(528)	(176)	5	(34)	(176)	(381)	(141)

		RESIDENTIAL LOT AND TRACT SALES, NET — SHARE OF JOINT VENTURES	3,744	8,830	13,127	5,902	2,336	1,547	4,442	14,227	230

		TOTAL RESIDENTIAL, OUTPARCEL AND TRACT FFO	13,937	43,150	34,139	7,944	3,162	2,873	19,129	33,108	12,988

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st

(H	)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
		TOTAL BY TYPE:
		SECOND GENERATION LEASING RELATED COSTS	13,347	19,210	8,422	2,846	4,965	3,805	739	12,355	6,933
		SECOND GENERATION BUILDING IMPROVEMENTS	1,160	48	1,017	312	155	102	497	1,066	(37)

			14,507	19,258	9,439	3,158	5,120	3,907	1,236	13,421	6,896

		TOTAL BY SEGMENT:
		OFFICE:
		SECOND GENERATION LEASING RELATED COSTS	12,357	18,882	7,820	2,206	2,608	3,791	727	9,332	6,919
		SECOND GENERATION BUILDING IMPROVEMENTS	938	(30)	1,015	312	155	102	497	1,066	(37)

			13,295	18,852	8,835	2,518	2,763	3,893	1,224	10,398	6,882

		RETAIL:
		SECOND GENERATION LEASING RELATED COSTS	992	328	602	640	2,357	14	12	3,023	15
		SECOND GENERATION BUILDING IMPROVEMENTS	220	78	2	0	0	0	0	0	0

			1,212	406	604	640	2,357	14	12	3,023	15

		TOTAL 2ND GENERATION TI & LEASING & BUILDING CAPEX	14,507	19,258	9,439	3,158	5,120	3,907	1,236	13,421	6,897

(I	)	DEPRECIATION AND AMORTIZATION:
		REAL ESTATE RELATED:
		CONSOLIDATED	31,088	27,463	24,338	7,335	6,893	6,125	9,151	29,504	9,019
		DISCONTINUED OPERATIONS	20,556	12,414	9,297	2,667	5,929	2,227	452	11,275	0

			51,644	39,877	33,635	10,002	12,822	8,352	9,603	40,779	9,019
		SHARE OF JOINT VENTURES	21,265	15,880	8,842	2,058	2,012	2,928	1,821	8,819	1,081

		TOTAL REAL ESTATE RELATED	72,909	55,757	42,477	12,060	14,834	11,280	11,424	49,598	10,100

		NON-REAL ESTATE RELATED:
		CONSOLIDATED	2,511	2,652	2,951	821	868	702	520	2,911	501
		DISCONTINUED OPERATIONS	0	0	0	0	0	0	0	0	0

			2,511	2,652	2,951	821	868	702	520	2,911	501
		SHARE OF JOINT VENTURES	34	35	78	4	4	4	0	12	0

		TOTAL NON-REAL ESTATE RELATED	2,545	2,687	3,029	825	872	706	520	2,923	501

		TOTAL DEPRECIATION AND AMORTIZATION	75,454	58,444	45,506	12,885	15,706	11,986	11,944	52,521	10,601

		SUMMARY:
		CONSOLIDATED	33,599	30,115	27,289	8,156	7,761	6,827	9,671	32,415	9,520
		DISCONTINUED OPERATIONS	20,556	12,414	9,297	2,667	5,929	2,227	452	11,275	0

			54,155	42,529	36,586	10,823	13,690	9,054	10,123	43,690	9,520
		SHARE OF JOINT VENTURES	21,299	15,915	8,920	2,062	2,016	2,932	1,821	8,831	1,081

		TOTAL DEPRECIATION AND AMORTIZATION	75,454	58,444	45,506	12,885	15,706	11,986	11,944	52,521	10,601
		MINORITY INTEREST’S SHARE OF DEPRECIATION AND AMORTIZATION	0	0	0	0	0	0	0	0	0

		TOTAL DEPRECIATION & AMORTIZATION, NET OF MINORITY INTERESTS’ SHARE	75,454	58,444	45,506	12,885	15,706	11,986	11,944	52,521	10,601

		SUMMARY BY TYPE:
		REAL ESTATE RELATED:
		BUILDING (INCLUDING TENANT FIRST GENERATION):
		CONSOLIDATED	48,627	37,241	30,820	9,149	11,915	7,350	8,782	37,196	8,216
		SHARE OF JOINT VENTURES	19,709	13,629	7,545	1,730	1,660	2,609	1,635	7,634	873

			68,336	50,870	38,365	10,879	13,575	9,959	10,417	44,830	9,089

		TENANT SECOND GENERATION:
		CONSOLIDATED	3,017	2,636	2,816	853	906	1,002	823	3,584	803
		SHARE OF JOINT VENTURES	1,556	2,251	1,296	328	352	319	185	1,184	208
			4,573	4,887	4,112	1,181	1,258	1,321	1,008	4,768	1,011

		TOTAL REAL ESTATE RELATED	72,909	55,757	42,477	12,060	14,833	11,280	11,425	49,598	10,100

		NON-REAL ESTATE RELATED:
		FURNITURE, FIXTURES AND EQUIPMENT:
		CONSOLIDATED	2,485	2,647	2,934	816	863	697	515	2,891	497
		SHARE OF JOINT VENTURES	34	35	78	4	4	4	0	12	0

			2,519	2,682	3,012	820	867	701	515	2,903	497

		GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS CONSOLIDATED	26	5	17	5	5	5	5	20	4
		SHARE OF JOINT VENTURES	0	0	0	0	0	0	0	0	0

			26	5	17	5	5	5	5	20	4

		TOTAL NON-REAL ESTATE RELATED	2,545	2,687	3,029	825	872	706	520	2,923	501

		TOTAL DEPRECIATION & AMORTIZATION	75,454	58,444	45,506	12,885	15,705	11,986	11,945	52,521	10,601

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st

(J	)	CONSOLIDATED MULTI-FAMILY SALES AND COST OF SALES:
		MULTI-FAMILY SALES — CONSOLIDATED:
		MULTI-FAMILY SALES	0	0	11,233	6,579	15,136	1,026	393	23,134	0
		MULTI-FAMILY COST OF SALES	0	0	(9,405)	(5,358)	(12,377)	(1,346)	(322)	(19,403)	0

		MULTI-FAMILY SALES — CONSOLIDATED, NET	0	0	1,828	1,221	2,759	(320)	71	3,731	0

		MULTI-FAMILY SALES — JOINT VENTURES:
		MULTI-FAMILY SALES	0	0	26,280	6,955	10,050	28,130	11,770	56,905	9,831
		MULTI-FAMILY COST OF SALES	0	0	(19,098)	(5,158)	(7,421)	(25,144)	(8,839)	(46,562)	(7,407)

		MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	0	0	7,182	1,797	2,629	2,986	2,931	10,343	2,424

		TOTAL MULTI-FAMILY FFO	0	0	9,010	3,018	5,388	2,666	3,002	14,074	2,424

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
First Quarter 2007 Compared to Fourth Quarter 2006
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	Q4 2006	Q1 2007	% Change	Q4 2006	Q1 2007	% Change	Q4 2006	Q1 2007	% Change	Q4 2006	Q1 2007	Q4 2006	Q1 2007

RENTAL PROPERTY REVENUES	$25,775	$25,783		$15,511	$15,547		$41,286	$41,330		$8,938	$8,126	$50,224	$49,456

RENTAL PROPERTY OPERATING EXPENSES	9,772	10,193		4,768	4,270		14,540	14,463		3,692	2,864	18,232	17,327

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$16,003	$15,590	-2.6%	$10,743	$11,277	5.0%	$26,746	$26,867	0.5%	$5,246	$5,262	$31,992	$32,129

RENTAL PROPERTY REVENUES	$25,775	$25,783		$15,511	$15,547		$41,286	$41,330		$8,938	$8,126	$50,224	$49,456
Less: STRAIGHT-LINE RENTS	257	478		283	240		540	718		262	325	802	1,043
AMORTIZATION OF LEASE INDUCEMENTS	(6)	(5)		22	22		16	17		0	0	16	17
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(161)	(130)		0	0		(161)	(130)		(1,024)	(1,160)	(1,185)	(1,290)

CASH BASIS RENTAL PROPERTY REVENUES (1)	25,685	25,440		15,206	15,285		40,891	40,725		9,700	8,961	50,591	49,686

RENTAL PROPERTY OPERATING EXPENSES	9,772	10,193		4,768	4,270		14,540	14,463		3,692	2,864	18,232	17,327

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$15,913	$15,247	-4.2%	$10,438	$11,015	5.5%	$26,351	$26,262	-0.3%	$6,008	$6,097	$32,359	$32,359

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$25,775	$25,783		$15,511	$15,547		$41,286	$41,330		$8,938	$8,126	$50,224	$49,456
RENTAL PROPERTY OPERATING EXPENSES	9,772	10,193		4,768	4,270		14,540	14,463		3,692	2,864	18,232	17,327

	$16,003	$15,590		$10,743	$11,277		$26,746	$26,867		$5,246	$5,262	$31,992	$32,129

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$13,461	$14,215
DISCONTINUED OPERATIONS (3)												1,177	100
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												4,039	2,853

COMPANYS’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												18,677	17,168
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												13,315	14,961

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$31,992	$32,129

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Three Months 2007 Compared to Three Months 2006
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	3M 2006	3M 2007	% Change	3M 2006	3M 2007	% Change	3M 2006	3M 2007	% Change	3M 2006	3M 2007	3M 2006	3M 2007

RENTAL PROPERTY REVENUES	$26,312	$25,580		$10,570	$12,653		$36,882	$38,233		$18,890	$11,223	$55,772	$49,456

RENTAL PROPERTY OPERATING EXPENSES	9,605	10,025		2,503	3,151		12,108	13,176		$6,768	$4,151	18,876	17,327

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$16,707	$15,555	-6.9%	$8,067	$9,502	17.8%	$24,774	$25,057	1.1%	$12,122	$7,072	$36,896	$32,129

RENTAL PROPERTY REVENUES	$26,312	$25,580		$10,570	$12,653		$36,882	$38,233		$18,890	$11,223	$55,772	$49,456
Less: STRAIGHT-LINE RENTS	724	477		126	114		850	591		336	453	1,186	1,044
AMORTIZATION OF LEASE INDUCEMENTS	(5)	(5)		0	22		(5)	17		(10)	0	(15)	17
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(152)	(84)		0	0		(152)	(84)		0	(1,147)	(152)	(1,231)

CASH BASIS RENTAL PROPERTY REVENUES (1)	25,745	25,192		10,444	12,517		36,189	37,709		18,564	11,917	54,753	49,626

RENTAL PROPERTY OPERATING EXPENSES	9,605	10,025		2,503	3,151		12,108	13,176		6,768	4,151	18,876	17,327

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$16,140	$15,167	-6.0%	$7,941	$9,366	17.9%	$24,081	$24,533	1.9%	$11,796	$7,766	$35,877	$32,299

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$26,312	$25,580		$10,570	$12,653		$36,882	$38,233		$18,890	$11,223	$55,772	$49,456
RENTAL PROPERTY OPERATING EXPENSES	9,605	10,025		2,503	3,151		12,108	13,176		6,768	4,151	18,876	17,327

	$16,707	$15,555		$8,067	$9,502		$24,774	$25,057		$12,122	$7,072	$36,896	$32,129

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$14,193	$14,215
DISCONTINUED OPERATIONS (3)												3,223	100
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												6,036	2,853

COMPANYS’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												23,452	17,168
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												13,444	14,961

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$36,896	$32,129

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.
     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company 1) has a fixed commitment to the venture, 2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and 3) is not the managing member of the venture. Investment Entity debt is not included in any of the financial covenant calculations in the Company’s credit facility. A significant component of Investment Entity debt is the debt of Gateway Village. This debt is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Fixed Charge Coverage Ratio” is defined as FFO plus those fixed charges which have been expensed in calculating FFO (“FFO Plus Fixed Charges”), divided by fixed charges. Fixed charges is the sum of interest expense, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Investment Entity expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt or capital.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. For periods other than 2005, the Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. For the 2005 period, the Company modified its NAREIT defined calculations of FFO to include $5.0 million in income from a real estate venture related to the sale of real estate. The Company included this amount in FFO because, based on the nature of the investment, the Company believes that, for FFO purposes, this income should not be considered gain on the sale of depreciable property.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.
     “Funds From Operations, Excluding Loss on Extinguishment of Debt” is FFO adjusted to exclude loss on extinguishment of debt, which the Company has presented in the year ended December 31, 2006 in addition to NAREIT-defined FFO. During the second quarter of 2006, the Company contributed The Avenue East Cobb to CP Venture Five, LLC, one of the ventures formed with the Prudential Insurance Company of America. The Avenue East Cobb was encumbered by a mortgage note payable, which was marked-to-market upon contribution to the venture. The Company recorded 88.5%, the extent of outside ownership in the venture, of the debt mark-to-market adjustment, approximately $2.8 million, as a loss on extinguishment of debt. During the third quarter of 2006, in conjunction with the sale of Bank of America Plaza, CSC Associates, L.P. (“CSC”) repaid the non-recourse mortgage note payable on the building. The Company was obligated to CSC to fund this

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
repayment and an additional defeasance charge. The defeasance charge and the unamortized balance of closing costs related to the origination of the note, approximately $15.4 million in the aggregate, were recorded as loss on extinguishment of debt in the third quarter of 2006. NAREIT-defined FFO includes losses on extinguishment of debt in the FFO calculation. The Company believes the charges in the second and third quarters of 2006 relate to the sale or exchange of real estate and should be excluded from FFO to provide the user with a clearer picture of ongoing funds from operations.
     “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Investment Entities has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Rental Property Revenues is defined as rental property revenues of the Company and its unconsolidated joint ventures, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above or below market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.